As filed with the Securities and Exchange Commission on November 30, 2012

1933 Act File No. 333-184231

1940 Act File No. 811- 21338

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 9

AGIC CONVERTIBLE & INCOME FUND II

(Exact Name of Registrant as Specified in Charter)

1633 Broadway

New York, New York 10019

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(212) 739-3222

(Registrant’s Telephone Number, including Area Code)

Thomas J. Fuccillo, Esq.

c/o Allianz Global Investors Fund Management LLC

1633 Broadway

New York, New York 10019

(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

Copies of Communications to:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box  ☒.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Shares, par value $0.00001			$100,000,000	$13,503.60

(1)	There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.
(2)	Estimated solely for purposes of calculating the registration fee as required by Rule 457(o) under the Securities Act of 1933, as amended.
(3)	A registration fee of $136.40 was previously paid in connection with the initial filing on October 2, 2012.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated November 30, 2012

BASE PROSPECTUS

$100,000,000

AGIC Convertible & Income Fund II

Common Shares of Beneficial Interest

Investment Objective. AGIC Convertible & Income Fund II (the “Fund”) is a diversified, closed-end management investment company that commenced operations on July 31, 2003, following the initial public offering of its common shares. The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Portfolio Contents. Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. In making allocation decisions, Allianz Global Investors Capital LLC (“AGIC”) will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or that are unrated but judged by AGIC to be of comparable quality, and expects that ordinarily AGIC’s portfolio strategies will result in the Fund investing primarily in these securities. The Fund may invest without limit in securities of any rating. The Fund typically invests in securities with a broad range of maturities. The weighted average maturity of the Fund’s portfolio will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.

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The Fund’s common shares (the “Common Shares”) are listed on the New York Stock Exchange (“NYSE”) under the symbol “NCZ.” The last reported sale price of the Common Shares, as reported by the NYSE on November 19, 2012, was $8.17 per Common Share. The net asset value of the Common Shares at the close of business on November 19, 2012, was $7.40 per Common Share.

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in convertible securities and in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch) or unrated but determined by AGIC to be of comparable quality, and the Fund’s use of leverage. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Because of the risks associated with investing in convertible securities and high yield securities and using leverage, an investment in the Fund should be considered speculative. Before investing in the Common Shares, you should read the discussion of the principal risks of investing in the Fund, including the risks of leverage and of investing in below investment grade/high yield securities, in “Principal Risks of the Fund.” Certain of these risks are summarized in “Prospectus Summary—Principal Risks of the Fund.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may hold or have exposure to equity securities. The Fund may invest in securities of other open- or closed-end investment companies, including, but not limited to, exchange-traded funds. The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund also invests in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments of U.S. and foreign corporate and other issuers, including commercial paper, as well as non-convertible preferred stocks; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); real estate investment trusts and commercial and other mortgage-related and asset-backed securities issued on a public or private basis; payment-in-kind securities; credit-linked trust certificates and other securities issued by special purpose or structured vehicles; zero-coupon bonds; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and U.S. Government securities. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts or securities guaranteed by a United States person, but may include foreign securities in the form of Global Depository Receipts or other securities representing underlying shares of foreign issuers. See “Investment Objective and Strategies—Portfolio Contents—Foreign (Non-U.S.) Investments.”

The Fund may invest without limit in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements.

Leverage. The Fund currently utilizes leverage through its outstanding auction rate preferred shares. The Fund may issue additional preferred shares to add leverage to its portfolio. The Fund may also add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of preferred shares. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions. Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets

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raised through the issuance of Common Shares in such offering. The Fund utilizes leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on AGIC’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to common shareholders. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Use of Leverage” and “Principal Risks of the Fund—Leverage Risk.”

This prospectus is part of a registration statement that the Fund has filed with the Securities and Exchange Commission, using the “shelf” registration process. The Fund may offer, from time to time, in one or more offerings, including through rights offerings, up to $100,000,000 of the Common Shares on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Common Shares that the Fund may offer. Each time the Fund uses this prospectus to offer Common Shares, the Fund will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read this prospectus and the applicable prospectus supplement, which contains important information about the Fund, carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among the Fund’s underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement describing the method and terms of the particular offering of the Common Shares.

You should retain this prospectus and any prospectus supplement for future reference. A Statement of Additional Information, dated [—], 2012, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 96 of this prospectus. You may request a free copy of the Statement of Additional Information, request the Fund’s most recent annual and semiannual reports, request information about the Fund and make shareholder inquiries by calling toll free (800) 254-5197 or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. The Securities and Exchange Commission charges a fee for copies. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are available, free of charge, on the Fund’s website (http://www.allianzinvestors.com). You can obtain the same information, free of charge, from the Securities and Exchange Commission’s web site (http://www.sec.gov).

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [—], 2012

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You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement. The Fund has not authorized any other person to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund has authorized or verified it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus or any prospectus supplement is accurate as of any date other than the dates on their respective front covers. The Fund’s business, financial condition, results of operations and prospects may have changed since the date of this prospectus or the date of any prospectus supplement.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common shares of beneficial interest (the “Common Shares”). You should review the more detailed information contained in this prospectus and in any related prospectus supplement and in the Statement of Additional Information, especially the information set forth under the heading “Principal Risks of the Fund.”

The Fund	AGIC Convertible & Income Fund II (the “Fund”) is a diversified, closed-end management investment company. The Fund commenced operations on July 31, 2003, following the initial public offering of its Common Shares.

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NCZ.” As of November 19, 2012, the net assets of the Fund were $467,429,590 and the Fund had outstanding 63,170,343 Common Shares and 10,960 auction rate preferred shares of beneficial interest (“ARPS” and, together with any other preferred shares issued by the Fund, “Preferred Shares”). The last reported sale price of the Common Shares, as reported by the NYSE on November 19, 2012, was $8.17 per Common Share. The net asset value of the Common Shares at the close of business on November 19, 2012, was $7.40 per Common Share. See “Description of Capital Structure.”

The Offering	The Fund may offer, from time to time, in one or more offerings, including through rights offerings, up to $100,000,000 of the Common Shares on terms to be determined at the time of the offering. The Common Shares may be offered at prices and on terms to be set forth in one or more prospectus supplements. You should read this prospectus and the applicable prospectus supplement carefully before you invest in the Common Shares. Common Shares may be offered directly to one or more purchasers, through agents designated from time to time by the Fund, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents, underwriters or dealers involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and its agents or underwriters, or among the Fund’s underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Fund may not sell any Common Shares through agents, underwriters or dealers without delivery or deemed delivery of a prospectus supplement describing the method and terms of the particular offering of the Common Shares.

Use of Proceeds	The net proceeds of an offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in investments that meet its investment objective and policies within 30 days of receipt by the Fund. See “Use of Proceeds.”

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Investment Objective	The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under “Portfolio Contents” below. As described below, in seeking to achieve its investment objective, the Fund expects ordinarily to invest primarily in “high yield” securities or “junk bonds.” The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies	In selecting investments for the Fund, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), the Fund’s sub-adviser, attempts to identify issuers that successfully adapt to change. AGIC uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See “Independent Credit Analysis” below. AGIC attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AGIC’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities for investment by the Fund, AGIC evaluates each convertible security’s investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security’s equity characteristics. AGIC seeks to capture approximately 60-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, AGIC ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. AGIC will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis

AGIC relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential

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or high current income relative to AGIC’s assessment of their credit characteristics. This aspect of AGIC’s capabilities will be particularly important to the extent that the Fund invests in high yield securities.

Portfolio Contents	Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities (the “80% Policy”). The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities (the “50% Policy”). The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to convertible securities or non-convertible income-producing securities will be counted toward satisfaction of the Fund’s 80% Policy and 50% Policy. For purposes of the Fund’s 80% Policy and 50% Policy, the Fund generally values its derivative instruments based on their market value. In making allocation decisions, AGIC will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily AGIC’s portfolio strategies will result in the Fund investing primarily in these securities. The Fund typically invests in securities with a broad range of maturities. The weighted average maturity of the Fund’s portfolio will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may hold or have exposure to equity securities. The Fund may invest in securities of other open- or closed-end investment companies, including, but not limited to, exchange-traded funds (“ETFs”). The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

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Convertible Securities	The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund’s investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. See “Investment Objective and Strategies—Portfolio Contents—Convertible Securities.”

Synthetic Convertible Securities

The Fund also may invest without limit in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also

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subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value. The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to normally invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. See “Investment Objective and Strategies—Portfolio Contents—Synthetic Convertible Securities.”

Non-Convertible Income-Producing Securities	The Fund also invests in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments of U.S. and foreign corporate and other issuers, including commercial paper, as well as non-convertible preferred stocks; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); real estate investment trusts (“REITs”) and commercial and other mortgage-related and asset-backed securities issued on a public or private basis; payment-in-kind securities; credit-linked trust certificates and other securities issued by special purpose or structured vehicles; zero-coupon bonds; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and U.S. Government securities. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See “Investment Objective and Strategies—Portfolio Contents.”

High Yield Securities

The Fund may invest without limit in convertible securities and non-convertible income producing securities that are rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s (“S&P”) or Fitch Inc. (“Fitch”)) or that are unrated but determined by AGIC to be of comparable quality, and expects that normally AGIC’s portfolio strategies will result in the Fund investing primarily in those securities. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” The Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (Caa by Moody’s or C by S&P or Fitch, as described in Appendix A) or unrated securities judged to be of comparable quality by AGIC. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a

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greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies. See “Investment Objective and Strategies—Portfolio Contents—High Yield Securities.”

Foreign (Non-U.S.) Investments	The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts (“ADRs”) or securities guaranteed by a United States person (i.e., the Fund does not count these securities for purposes of the 20% limitation noted above), but may include foreign securities in the form of Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. See “Investment Objective and Strategies—Portfolio Contents—Foreign (Non-U.S.) Investments.”

Restricted Securities	The Fund may invest without limit in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Restricted securities may be deemed illiquid and thus may be subject to the Fund’s limit on investments in illiquid securities, although the Fund may determine that certain restricted securities are liquid in accordance with procedures adopted by the Board of Trustees.

Leverage	The Fund currently utilizes leverage through its outstanding ARPS. As of August 31, 2012, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding ARPS was $274,000,000, which then represented approximately 36.41% of the Fund’s total assets (including assets attributable to the ARPS). Information regarding the terms and features of the ARPS is provided under “Description of Capital Structure” in this prospectus.

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The Fund may issue additional preferred shares to add leverage to its portfolio. The Fund may also add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on AGIC’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to holders of the Common Shares (“Common Shareholders”).

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from reverse repurchase agreements or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any Prospectus Supplement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s leverage, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a maximum applicable rate calculated as a function of the ARPS’ then-current rating and a reference interest rate. However, the weekly auctions for

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the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum applicable rate (i.e. a multiple of a reference rate, which is the applicable “AA” Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more)). In July 2012, Moody’s, one of the two ratings agencies that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure.” The Fund expects that the ARPS will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning. See “Principal Risks of the Fund—Leverage Risk,” “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” and “Description of Capital Structure” for more information.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and use of any other forms of leverage (such as the use of reverse repurchase agreements or derivatives strategies), if any, will result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and its use any other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager (defined below) and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have preferred shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of

8

the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the 300% asset coverage requirement described above is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s and Fitch) that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed

9

by the 1940 Act noted above. See “Description of Capital Structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Investment Manager	Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees of the Fund (the “Board”), the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager receives an annual fee from the Fund, payable monthly, in an amount equal to 0.70% of the Fund’s average daily total managed assets. “Total Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Investment Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2012, the Investment Manager had approximately $49 billion in assets under management.

The Investment Manager has retained its affiliate, AGIC, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser” below.

Sub-Adviser	AGIC serves as the Fund’s sub-adviser responsible for managing the Fund’s portfolio investments. Subject to the supervision of the Investment Manager, AGIC has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

AGIC is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1633 Broadway, New York, New York 10019. AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services.

In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered

10

open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2012, AGIC had assets under management of approximately $16 billion.

Dividends and Distributions	The Fund makes regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. The dividend rate that the Fund pays depends on a number of factors, including dividends payable on the Preferred Shares and the expenses of any other leveraging transactions. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are

11

derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “Tax Matters.” The Fund will send shareholders detailed tax information with respect to Fund distributions annually.

The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares of the Fund under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

Shareholder Servicing Agent, Custodian and Transfer Agent	The Investment Manager, at its own expense, has retained UBS Securities LLC to serve as a shareholder servicing agent for the Fund. Brown Brothers Harriman & Co. serves as custodian of the Fund’s assets and also provides certain fund accounting, sub-administrative and compliance services to the Investment Manager on behalf of the Fund. American Stock Transfer and Trust Company, LLC serves as the Fund’s transfer agent and dividend disbursement agent. See “Shareholder Servicing Agent, Custodian and Transfer Agent.”

Listing	The Fund’s outstanding Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “NCZ,” as will be the Common Shares offered in this prospectus, subject to notice of issuance.

Market Price of Shares

Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will

12

trade at a price equal to or higher than net asset value in the future. Net asset value will be reduced immediately following an offering by any sales load and/or commissions and the amount of offering expenses paid or reimbursed by the Fund. See “Use of Proceeds.” In addition to net asset value, market price may be affected by factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including dividends paid on the Fund’s Preferred Shares and the costs of any other leverage used by the Fund, levels of interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. See “Use of Leverage,” “Principal Risks of the Fund,” “Description of Shares” and “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus, and see “Repurchase of Common Shares; Conversion to Open-End Fund” in the Statement of Additional Information. The Common Shares are designed for long-term investors and should not be treated as trading vehicles.

Principal Risks of the Fund	The following is a summary of the principal risks associated with an investment in Common Shares of the Fund. Investors should also refer to “Principal Risks of the Fund” in this prospectus and “Investment Objective and Policies” in the Statement of Additional Information for a more detailed explanation of these and other risks associated with investing in the Fund.

Market Discount Risk. As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value of the Fund’s Common Shares will be reduced immediately following an offering by any sales load and/or commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the net asset value per Common Share for all existing Common Shareholders. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the offering price for Common Shares issued pursuant to an offering. This risk may be greater for investors who sell their Common Shares relatively shortly after completion of an offering.

Market Risk.  The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or

13

perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk. The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Convertible Securities Risk. The Fund may invest without limit in convertible securities, which may include, among others, bonds, debentures, notes, preferred stocks or other securities. Convertible securities will ordinarily constitute a principal component of the Fund’s investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. See “High Yield Risk.”

Synthetic Convertible Securities Risk.  The Fund may invest without limit in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to

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acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Credit Risk. Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

High Yield Risk. The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade or unrated but determined by AGIC to be of comparable quality, and may invest without limit in securities of any rating.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Principal Risks of the Fund—Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market

15

for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risks of the Fund—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, AGIC’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that AGIC will be successful in this regard. See “Portfolio Contents—High Yield Securities (‘Junk Bonds’)” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

The Fund’s credit quality policies, if any, apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or AGIC downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, AGIC may consider factors including, but not limited to, AGIC’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk. The Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. AGIC’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Interest Rate Risk.  Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt

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obligations as interest rates change. Because the weighted average maturity of the Fund’s portfolio will typically range from five to ten years, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. AGIC may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

Equity Securities and Related Market Risk.  The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risks of the Fund––Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

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They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk. In addition to equity securities risk (see “Principal Risks of the Fund—Equity Securities and Related Market Risk”), credit risk (see “Principal Risks of the Fund—Credit Risk”) and possibly high yield risk (see “Principal Risks of the Fund—High Yield Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities. The Fund may invest in convertible preferred securities, which are subject to the same risks as convertible securities generally. See “Principal Risks of the Fund—Convertible Securities Risk.” In addition, convertible preferred securities may generate lower rates of income than other preferred securities, and the conversion option of a convertible preferred security may cause it to trade more like an equity security than a typical debt instrument.

Leverage Risk.  The Fund’s use of leverage (as described under “Use of Leverage” in the body of this prospectus) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no

18

assurance that the Fund’s outstanding Preferred Shares or any other leverage strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to its outstanding Preferred Shares or the net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to the Preferred Shares and interest expense payable by the Fund with respect to any reverse repurchase agreements, dollar rolls and borrowings will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the dividend rate on the Preferred Shares and the interest expenses and other costs to the Fund of such other leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including the dividend rate on the Preferred Shares and interest expenses on any reverse repurchase agreements, dollar rolls and borrowings) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders of the Fund) and will reduce the investment return of the Fund’s Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, the Preferred Shares pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of the Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that the Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

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In addition, holders of the Preferred Shares and any other preferred shareholders of the Fund, and the counterparties to the Fund’s leveraging transactions, will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls, if any, to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “The Fund’s Investment Objective and Policies—Portfolio Contents—Reverse Repurchase Agreements and Dollar Rolls.”

In addition to the Preferred Shares, reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions give rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of the Preferred Shares being downgraded by Moody’s or Fitch. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. The Preferred Shares have, and any reverse repurchase agreements, dollar rolls or other borrowings by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

Because the fees received by the Investment Manager and the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other

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forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., preferred shares, reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Additional Risks Associated with the Fund’s Preferred Shares. Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since February 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., a multiple of a reference rate, which is the applicable “AA” Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more)). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the expenses associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders.

In addition, the multiple used to calculate the maximum applicable rate is based in part on the credit ratings assigned to the ARPS by the applicable rating agencies (currently, Moody’s and Fitch), with the multiple generally increasing as the ratings decline. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure.” The ARPS could be subject to further ratings downgrades in the future, possibly resulting in further increases to the maximum applicable rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders.

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The Fund is also subject to certain asset coverage tests associated with the rating agencies that rate the Preferred Shares—currently Moody’s and Fitch. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem Preferred Shares. See “Description of Capital Structure.” Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agencies downgrading their then-current ratings on the Preferred Shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. The Fitch Criteria (as defined in “Description of Capital Structure”) and related asset coverage requirements in various respects impose more stringent and limiting standards than the guidelines to which the Fund previously was subject. In this regard, the Fitch Criteria may cause the Fund to invest in higher-quality assets, use derivatives transactions and related leverage to a lesser extent, maintain higher balances of highly liquid assets and otherwise to invest the Fund’s assets differently than it otherwise would prefer, all or any of which could negatively affect the Fund’s investment performance, yield to Common Shareholders and Common Share net asset value and/or market price. Rating agency guidelines may be modified by the rating agencies in the future and, if adopted by the Fund, such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

Liquidity Risk. The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See “Principal Risks of the Fund—Valuation Risk.”

Foreign (Non-U.S.) Investment Risk. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. The Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign

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securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Asia or South America), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities.

Smaller Company Risk. The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Derivatives Risk.  The Fund may utilize various derivative strategies (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (e.g., pending investment of the proceeds of an offering). See “Principal Risks of the Fund—Leverage Risk.” Derivatives transactions that the Fund may

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utilize include, but are not limited to, purchases or sales of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by Common Shareholders. See “Tax Matters.”

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

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Reinvestment Risk. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Common Shares.

Real Estate Risk. To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

Mortgage-Related and Other Asset-Backed Securities Risk.  The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their

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mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions. See “Principal Risks of the Fund—Mortgage Market/Subprime Risk.” See also “Principal Risks of the Fund—Recent Economic Conditions Risk.”

Mortgage Market/Subprime Risk. The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

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Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. AGIC and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Loan Participations and Assignments Risk. The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions, which may be in the form of participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

U.S. Government Securities Risk.  The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to

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borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the Federal Home Loan Banks, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. See “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

Foreign (non-U.S.) Government Securities Risk.  The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a

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whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal Risks of the Fund—Leverage Risk.”

Private Placements Risk. A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risks of the Fund—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Principal Risks of the Fund—Valuation Risk.”

Senior Debt Risk. Because it may invest in below-investment grade senior debt, the Fund may be subject to greater levels of credit risk

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than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Valuation Risk. When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Fund. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Confidential Information Access Risk. In managing the Fund, AGIC may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide AGIC with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, AGIC may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other AGIC clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, AGIC’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. AGIC may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If AGIC intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

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Risk of Regulatory Changes. To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to AGIC and the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the “CFTC”) and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s or Sub-Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager or Sub-Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

Regulatory Risk—Commodity Pool Operator.  The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the CFTC, and such person is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund intends to be operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Fund

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would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the Fund did not continue to claim the exclusion, the Fund believes that the Investment Manager and/or Sub-Adviser may be subject to registration and regulation as a commodity pool operator with respect to the Fund. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The effect of the rule changes on the operations of the Fund and the Investment Manager and/or Sub-Adviser is not fully known at this time. The Fund and the Investment Manager and/or Sub-Adviser are continuing to analyze the effect of these rule changes on the Fund.

Recent Economic Conditions Risk. The debt and equity capital markets in the United States and in foreign countries have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risks of the Fund––Risk of Regulatory Changes.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative

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effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Fund’s Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

U.S. legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Principal Risks of the Fund—Risk of Regulatory Changes.”

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. The Investment Manager and the Sub-Adviser are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and the Sub-Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and the Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts.

Market Disruption and Geopolitical Risk.  The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other

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factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or AGIC due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and AGIC. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

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SUMMARY OF FUND EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table assumes the use of leverage attributable to the Fund’s outstanding Preferred Shares in an amount equal to 36.41% of the Fund’s total assets (taking into account the aggregate dollar amount (i.e., the liquidation preference) of such Preferred Shares), which reflects approximately the percentage of the Fund’s total assets attributable to such leverage as of August 31, 2012. The table and example below are based on the Fund’s capital structure as of August 31, 2012. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	[—]%
Offering Expenses Borne by Common Shareholders (as a percentage of offering price)(2)	[—]%
Dividend Reinvestment Plan Fees	None(3)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees(4)	1.11%
Dividend Expense on Preferred Shares(5)	0.14%
Other Expenses(6)	0.22%

Total Annual Expenses	1.47%

(1)	In the event that the Common Shares to which this prospectus relates are sold to or through underwriters or dealer managers, a corresponding Prospectus Supplement will disclose the applicable sales load and/or commission.

(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

(3)	You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

(4)	See “Management of the Fund—Investment Manager.”

(5)	Assumes Preferred Shares outstanding in an amount equal to 36.41% of the Fund’s total assets (taking into account such outstanding Preferred Shares) at an annual dividend cost to the Fund of 0.24%, and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to holders of the ARPS and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure.”

(6)	Other expenses are estimated for the Fund’s current fiscal year ending February 28, 2013.

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Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 1.47% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares representing 36.41% of the Fund’s total assets) and (3) a 5% annual return(1):

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$15	$46	$80	$176

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Dividend Expense on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown to increase.

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FINANCIAL HIGHLIGHTS

The information in the table below for the fiscal years ended February 29, 2012 and 2008 and February 28, 2011, 2010 and 2009, is derived from the Fund’s financial statements for the fiscal year ended February 29, 2012 audited by PricewaterhouseCoopers LLP (“PwC”), whose report on such financial statements is contained in the Fund’s February 29, 2012 Annual Report and is incorporated by reference into the Statement of Additional Information. The information in the table below for the fiscal years ended February 28, 2007 and June 30, 2005 and the fiscal periods ended February 28, 2006 and June 30, 2004, is derived from the Fund’s financial statements for the fiscal year ended February 28, 2007 audited by PwC, whose report on such financial statements is contained in the Fund’s February 28, 2007 Annual Report and is incorporated by reference into the Statement of Additional Information. The information shown for the six months ended August 31, 2012 is unaudited.

	Six Months ended August 31, 2012 (unaudited)		Year ended February 29, 2012		Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2009		Year ended February 29, 2008
Net asset value, beginning of period	$7.86		$8.89		$8.02	$4.39	$12.38		$14.91

Investment Operations:
Net investment income	0.48		0.97		1.09	0.98	1.55		1.70
Net realized and change in unrealized gain (loss) on investments and interest rate caps	(0.33)		(0.98)		0.95	3.80	(8.05)		(2.17)

Total from investment operations	0.15		(0.01)		2.04	4.78	(6.50)		(0.47)

Dividends on Preferred Shares from Net Investment Income	(0.00	)(4)	(0.00	)(4)	(0.01)	(0.01)	(0.20)		(0.45)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.15		(0.01)		2.03	4.77	(6.70)		(0.92)

Dividends to Common Shareholders from Net Investment Income	(0.51)		(1.02)		(1.16)	(1.14)	(1.29)		(1.61)

Net asset value, end of period	$7.50		$7.86		$8.89	$8.02	$4.39		$12.38
Market price, end of period	$8.61		$8.84		$10.21	$8.76	$3.73		$12.09

Total Investment Return(1)	3.74%		(2.27)%		32.85%	174.62%	(63.34)%		(12.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$472,609		$493,139		$549,130	$487,130	$263,220		$753,359
Ratio of expenses to average net assets(2)	1.33	%(5)	1.31%		1.29%	1.42%	1.71	%(3)	1.35	%(3)
Ratio of net investment income to average net assets(2)	12.73	%(5)	12.39%		13.20%	14.20%	17.26%		11.75%
Preferred shares asset coverage per share	$68,120		$69,994		$75,102	$69,445	$49,015		$61,410
Portfolio turnover rate	18%		32%		54%	58%	57%		34%

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	Year ended February 28, 2007	For the Period July 1, 2005 through February 28, 2006†		Year ended June 30, 2005	For the Period July 31, 2003* through June 30, 2004
Net asset value, beginning of period	$14.70	$14.61		$15.18	$14.33	**

Investment Operations:
Net investment income	1.69	1.04		1.59	1.23
Net realized and change in unrealized gain (loss) on investments and interest rate caps	0.61	0.58		(0.39)	1.10

Total from investment operations	2.30	1.62		1.20	2.33

Dividends and Distributions on Preferred Shares from:
Net investment income	(0.38)	(0.17)		(0.21)	(0.08)
Net realized gains	(0.04)	(0.05)		(0.00)[4]	—

Total dividends and distributions on preferred shares	(0.42)	(0.22)		(0.21)	(0.08)

Net increase in net assets applicable to common shareholders resulting from investment operations	1.88	1.40		0.99	2.25

Dividends and Distributions to Common Shareholders from:
Net investment income	(1.42)	(1.05)		(1.42)	(1.24)
Net realized gains	(0.25)	(0.26)		(0.14)	(0.03)

Total dividends and distributions to common shareholders	(1.67)	(1.31)		(1.56)	(1.27)

Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	—	—		—	(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	—	—		—	(0.10)

Total capital share transactions	—	—		—	(0.13)

Net asset value, end of period	$14.91	$14.70		$14.61	$15.18
Market price, end of period	$15.42	$15.14		$14.74	$14.05

Total Investment Return(1)	13.99%	12.10%		16.44%	1.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$879,014	$850,769		$834,909	$855,783
Ratio of expenses to average net assets(2)	1.34%	1.37	%(3)(5)	1.35%	1.23	%(5)
Ratio of net investment income to average net assets(2)	11.56%	10.57	%(5)	9.79%	8.87	%(5)
Preferred shares asset coverage per share	$68,493	$67,096		$66,319	$67,359
Portfolio turnover rate	60%	33%		67%	73%

*	Commencement of operations.

**	Initial public offering price of $15.00 per share less underwriting discount of $0.675 per share.

†	During the period the Fund’s fiscal year-end changed from June 30 to February 28.

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and

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distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense was 1.63% for the year ended February 28, 2009, 1.34% for the year ended February 29, 2008 and 1.35% for the period July 1, 2005 through February 28, 2006.

(4)	Less than $(0.01) per common share.

(5)	Annualized.

The following table sets forth certain unaudited information regarding the Fund’s outstanding ARPS as of the end of each of the Fund’s fiscal years since inception.

Fiscal Year Ended	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(3)
February 29, 2012	$274,000,000	$69,994	$25,000	N/A
February 28, 2011	$274,000,000	$75,102	$25,000	N/A
February 28, 2010	$274,000,000	$69,445	$25,000	N/A
February 28, 2009	$274,000,000	$49,015	$25,000	N/A
February 29, 2008	$505,000,000	$61,410	$25,000	N/A
February 28, 2007	$505,000,000	$68,493	$25,000	N/A
February 28, 2006(4)	$505,000,000	$67,096	$25,000	N/A
June 30, 2005	$505,000,000	$66,319	$25,000	N/A
June 30, 2004(5)	$505,000,000	$67,359	$25,000	N/A

(1)	“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by Preferred Shares, bears to the aggregate of the involuntary liquidation preference of the Preferred Shares, expressed as a dollar amount per Preferred Share.

(2)	“Involuntary Liquidating Preference per Preferred Share” means the amount to which a holder of Preferred Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

(3)	The Preferred Shares have no readily ascertainable market value. As discussed herein under “Use of Leverage,” auctions for the ARPS have failed since February 2008, there is currently no active trading market for the ARPS and the Fund is not able to reliably estimate what their value would be in a third-party market sale.

(4)	During the period the Fund’s fiscal year-end changed from June 30 to February 28. Information in this row is for the period from July 1, 2005 through February 28, 2006.

(5)	Information in this row is for the period from July 31, 2003 through June 30, 2004.

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USE OF PROCEEDS

The net proceeds of an offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in investments that meet its investment objective and policies within 30 days of receipt by the Fund. Pending such investment, it is anticipated that the proceeds of an offering will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while AGIC selects specific investments.

THE FUND

AGIC Convertible & Income Fund II is a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on April 22, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund commenced operations on July 31, 2003, following the initial public offering of its Common Shares. The Fund’s principal office is located at 1633 Broadway, New York, New York, 10019 and its telephone number is (800) 254-5197.

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INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Fund attempts to achieve this objective by investing in a diversified portfolio of convertible securities and non-convertible income-producing securities described under “Portfolio Contents” below. As described below, in seeking to achieve its investment objective, the Fund expects ordinarily to invest primarily in “high yield” securities or “junk bonds. The Fund cannot assure you that it will achieve its investment objective.

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” Common Shares and any Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. A “majority of the outstanding” shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See “Description of shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of Preferred Shares.

Portfolio Management Strategies

In selecting investments for the Fund AGIC attempts to identify issuers that successfully adapt to change. AGIC uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. See “Independent Credit Analysis” below. AGIC attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. AGIC’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.

In selecting convertible securities for investment by the Fund, AGIC evaluates each convertible security’s investment characteristics as an income-producing security, using the techniques described above, as well as its potential for capital appreciation, using techniques that focus on the security’s equity characteristics. AGIC seeks to capture approximately 60-80% of any increase in the market price of the underlying equities (upside potential) and 50% or less of any decrease in the market price of the underlying equities (downside exposure). In analyzing specific companies for possible investment, AGIC ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. AGIC will consider selling a particular convertible security when any of those factors materially changes.

Independent Credit Analysis

AGIC relies heavily on its own analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive capital appreciation potential or high current income relative to AGIC’s assessment of their credit characteristics. This aspect of AGIC’s capabilities will be particularly important to the extent that the Fund invests in high yield securities.

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PORTFOLIO CONTENTS

Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to convertible securities or non-convertible income-producing securities will be counted toward satisfaction of the Fund’s 80% Policy and 50% Policy. For purposes of the Fund’s 80% Policy and 50% Policy, the Fund generally values its derivative instruments based on their market value. In making allocation decisions, AGIC will consider factors such as changes in equity prices, changes in interest rates and other economic and market factors. The Fund may invest without limit in convertible securities and non-convertible income-producing securities that are below investment grade quality, and expects that ordinarily AGIC’s portfolio strategies will result in the Fund investing primarily in these securities. The Fund typically invests in securities with a broad range of maturities. The weighted average maturity of the Fund’s portfolio will typically range from five to ten years, although the weighted average maturity of obligations held by the Fund may be shorter or longer at any time or from time to time depending on market conditions.

The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities. The Fund may invest up to 5% of its total assets in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may hold or have exposure to equity securities. The Fund may invest in securities of other open- or closed-end investment companies, including, but not limited to, ETFs. The Fund may invest in securities of companies with small and medium market capitalizations.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund also invests in non-convertible income-producing securities, including, but not limited to, corporate bonds, debentures, notes and other similar types of corporate debt instruments of U.S. and foreign corporate and other issuers, including commercial paper, as well as non-convertible preferred stocks; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); REITs and commercial and other mortgage-related and asset-backed securities issued on a public or private basis; payment-in-kind securities; credit-linked trust certificates and other securities issued by special purpose or structured vehicles; zero-coupon bonds; bank certificates of deposit, fixed time deposits and bankers’ acceptances; and U.S. Government securities. The Fund’s investments in non-convertible income-producing securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero-coupon, contingent, deferred, payment-in-kind and auction-rate features. See “Investment Objective and Strategies—Portfolio Contents.”

Upon AGIC’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including during the period in which the net proceeds of an offering are being invested, the Fund may deviate from its investment objective and policies and invest some or all of its net assets in investments such as high grade, short-term debt securities. The Fund may not achieve its investment objective when it does so.

It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. Frequent changes in the Fund’s investments (i.e., portfolio turnover), which are more likely in periods of volatile market movements, involve some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction

42

costs, and may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders may pay tax. Please see “Investment Objective and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

Convertible Securities

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund’s investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for equity-related capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic Convertible Securities

The Fund also may invest without limit in “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value. The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to normally invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

High Yield Securities (“Junk Bonds”)

The Fund may invest without limit in convertible securities and non-convertible income producing securities that are rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch)

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or that are unrated but determined by AGIC to be of comparable quality, and expects that normally AGIC’s portfolio strategies will result in the Fund investing primarily in those securities. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.” The Fund may invest in high yield securities of any rating, including securities given the lowest non-default rating (Caa by Moody’s or C by S&P or Fitch, as described in Appendix A) or unrated securities judged to be of comparable quality by AGIC. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. High yield securities involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain ratings agencies.

The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of debt obligations. Appendix A to this prospectus describes the various ratings assigned to debt obligations by Moody’s, S&P and Fitch. As noted in Appendix A, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. AGIC does not rely solely on credit ratings, and develops and relies primarily on its own analysis of issuer credit quality. The ratings of a debt security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held by the Fund.

The Fund may purchase unrated securities (which are not rated by a rating agency) if AGIC determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that AGIC may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund’s success in achieving its investment objective may depend more heavily on AGIC’s credit analysis to the extent that the Fund invests in below investment grade quality and unrated securities.

Foreign (Non-U.S.) Investments

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include ADRs or securities guaranteed by a United States person (i.e., the Fund does not count these securities for purposes of the 20% limitation noted above), but may include foreign securities in the

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form of GDRs or other securities representing underlying shares of foreign issuers. See “Principal Risks of the Fund—Foreign (Non-U.S.) Investment Risk.”

The U.S. dollar-denominated foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities or other government-related entities. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See “Principal Risks of the Fund—Foreign (Non-U.S.) Investment Risk.”

The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

Please see “Investment Objective and Policies—Foreign/Non-U.S. Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Restricted Securities

The Fund may invest without limit in securities that have not been registered for public sale in the U.S. or relevant non-U.S. jurisdiction, including, without limitation, securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. Rule 144A under the Securities Act provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Restricted securities may be deemed illiquid and thus may be subject to the Fund’s limit on investments in illiquid securities, although the Fund may determine that certain restricted securities are liquid in accordance with procedures adopted by the Board of Trustees.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by non-U.S. (foreign) and U.S. corporations and other business entities, governments and quasi-governmental entities and municipalities and other issuers. Bonds may include, among other things, fixed or variable/floating-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

Preferred Securities

The Fund may invest in preferred stocks. The Fund’s investments in preferred stocks typically will be convertible securities, although the Fund may also invest in non-convertible preferred stocks. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders

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of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stock. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks may act like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Although they are equity securities, preferred securities have certain characteristics of both debt securities and common stock. They are like debt securities in that their stated income is generally contractually fixed. They are like common stocks in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

In order to be payable, dividends on preferred securities must be declared by the issuer’s board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if they are not declared by the board of directors of the issuer or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred securities have a liquidation value that generally equals their original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes affecting the issuers’ industries or sectors. They also may be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged. The dividends paid on the preferred securities in which the Fund may invest might not be eligible for tax-advantaged “qualified dividend” treatment. See “Tax Matters.” Because the claim on an issuer’s earnings represented by preferred securities may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the security is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Convertible preferred securities are subject to the same risks as convertible securities generally. See “Principal Risks of the Fund—Convertible Securities Risk.” In addition, convertible preferred securities may generate lower rates of income than non-convertible preferred securities, and the conversion option of a convertible preferred security may cause it to trade more like an equity security than a typical fixed income instrument.

Common Stocks and Other Equity Securities

Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investments in preferred stocks. The Fund may invest in common shares of pooled vehicles, such as those of other investment companies, and in common shares of REITs.

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Although common stocks and other equity securities have historically generated higher average returns than debt securities over the long term, they also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets and a decline in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Derivatives

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may also utilize derivative instruments to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of preferred shares. See “Leverage.” Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. The Fund may use derivatives as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest. A warrant is a certificate that gives the holder of the warrant the right to buy, at a specified time or specified times, from the issuer of the warrant, the common stock of the issuer at a specified price. A call option is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the common stock underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The Fund may also have exposure to derivatives, such as credit default swaps and interest rate swaps, through investments in credit-linked trust certificates and related instruments. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Principal Risks of the Fund—Derivatives Risk.” Certain types of derivative instruments that the Fund may utilize are described elsewhere in this section, including those described under “—Credit Default Swaps.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that AGIC will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

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Credit Default Swaps

The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who, in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased, through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) an auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk, among other risks associated with derivative instruments. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund may segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund may segregate or “earmark” cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will not limit the Fund’s exposure to loss. See “Principal Risks of the Fund—Segregation and Coverage Risk” and “Principal Risks of the Fund—Regulatory Risk—Commodity Pool Operator.”

Credit-Linked Trust Certificates

Subject to the investment limitations described in this Prospectus, the Fund may invest in credit-linked trust certificates during the period when the net proceeds of any offering of Common Shares or any offering of Preferred Shares are being invested, and during such period the high yield exposure will be broadly diversified. Thereafter, the Fund may invest up to 5% of its total assets in these instruments.

Credit-linked trust certificates are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, interest rate swaps

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or other securities, in order to provide exposure to the high yield or another debt securities market. Like an investment in a bond, investments in credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk, valuation risk and management risk. It is expected that the trusts that issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It also is expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal Risks of the Fund—Liquidity Risk.” If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board or persons acting at its direction. See “Net Asset Value.” The Fund may lose its entire investment in a credit-linked trust certificate.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon bonds pay interest only at maturity rather than at intervals during the life of the security. Like zero-coupon bonds, “step up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations, instead of in cash. Each of these instruments is normally issued and traded at a deep discount from face value. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of an offering of its Common Shares) or when AGIC believes share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the net asset value and/or market value of the investment company’s shares will be more volatile than unleveraged investments. See “Principal Risks of the Fund—Leverage Risk.”

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Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Bank Obligations

The Fund may invest in other bank obligations including, without limitation, certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Bank Loans

The Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

As noted, the Fund may purchase or gain economic exposure to “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Fund also may invest in “participations” in bank loans. Participations by the Fund in a lender’s portion of a bank loan typically will result in the Fund having a contractual relationship only with such lender, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the participation.

Among the types of bank loan investments that the Fund may make are interests in Senior Loans. Senior Loans typically pay interest at rates that are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. A financial institution’s employment as an Agent might be terminated in the event that it fails to

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observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the Common Shares could be adversely affected. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Fund may invest in or gain economic exposure to Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what AGIC believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on the Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks. See “Principal Risks of the Fund—Derivatives Risk” for more information on these risks.

Delayed Funding Loans and Revolving Credit Facilities

As noted above under “—Bank Loans,” the Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

REITs and Other Mortgage-Related and Asset-Backed Securities

The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income

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primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Other mortgage-related securities include debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred.

The Fund may invest in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or “balloon” payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), mortgage dollar rolls, CMO residuals (other than residual interests in real estate mortgage investment conduits), stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates (“EETCs”). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than corporate bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Please see “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information and “Risks—Mortgage-Related and Other Asset-Backed Securities Risk” in this Prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

Variable- and Floating-Rate Securities

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to Senior Loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed

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securities. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

When Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions. When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Reverse Repurchase Agreements and Dollar Rolls

As described under “Leverage,” the Fund may use reverse repurchase agreements or dollar rolls to add leverage to its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the Preferred Shares. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund. The Fund will incur interest expense as a cost of utilizing reverse repurchase agreements and dollar rolls. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. See “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned. The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent, or the risk of loss due to the investment performance of the collateral. The Fund may pay lending fees to the party arranging the loan.

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Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Sales of portfolio securities may also result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.

USE OF LEVERAGE

The Fund currently utilizes leverage through its outstanding ARPS. As of August 31, 2012, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding ARPS was $274,000,000, which then represented approximately 36.41% of the Fund’s total assets (including assets attributable to the ARPS). Information regarding the terms and features of the ARPS is provided under “Description of Capital Structure” in this prospectus.

The Fund may issue additional preferred shares to add leverage to its portfolio. The Fund may also add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on AGIC’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to Common Shareholders.

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from reverse repurchase agreements or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any Prospectus Supplement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

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Regarding the expenses associated with the Fund’s leverage, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a maximum applicable rate calculated as a function of the ARPS’ then-current rating and a reference interest rate. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum applicable rate (i.e. a multiple of a reference rate, which is the applicable “AA” Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more)). In July 2012, Moody’s, one of the two ratings agencies that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Description of Capital Structure.” The Fund expects that the ARPS will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning. See “Principal Risks of the Fund—Leverage Risk,” “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” and “Description of Capital Structure” for more information.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and use of any other forms of leverage (such as the use of reverse repurchase agreements or derivatives strategies), if any, will result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk.” In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and its use any other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager (defined below) and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have preferred shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the 300% asset coverage requirement described above is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other

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instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk.” Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s and Fitch) that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of Capital Structure” for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Effects of Leverage

Assuming the Preferred Shares represent approximately 36.41% of the Fund’s total assets (including the assets attributable to Preferred Shares), and that the Fund will pay dividends on the Preferred Shares at an annual rate of 0.24% (based on Preferred Share dividend rates as of the date of this prospectus), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such dividend payments would be 0.09%. Of course, these figures are merely estimates based on current market conditions, used for illustration purposes only. Actual Preferred Share dividend rates used by the Fund may vary frequently and may be significantly higher or lower that the rate used for the example above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes that the Fund has Preferred Shares outstanding representing approximately 36.41% of the Fund’s total assets (including assets attributable to the Preferred Shares) and a projected annual Preferred Share dividend rate of 0.24%. Your actual returns may be greater or less than those appearing below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	(0.00)%	5.00%	10.00%
Corresponding Return to Common Shareholders	(15.86)%	(8.00)%	(0.14)%	7.73%	15.59%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owned. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add additional leverage to its portfolio following an offering, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted

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above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, AGIC’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

PRINCIPAL RISKS OF THE FUND

Market Discount Risk

As with any stock, the price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. Net asset value of the Fund’s Common Shares will be reduced immediately following an offering by any sales load and/or commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the net asset value per Common Share for all existing Common Shareholders. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Common Shares may trade at a price that is less than the offering price for Common Shares issued pursuant to an offering. This risk may be greater for investors who sell their Common Shares relatively shortly after completion of an offering.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Convertible Securities Risk

The Fund may invest without limit in convertible securities, which may include, among others, bonds, debentures, notes, preferred stocks or other securities. Convertible securities will ordinarily constitute a principal component of the Fund’s investment program. Under normal circumstances, the Fund will invest at least 50% of its total assets in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

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Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issuer’s balance sheet. See “High Yield Risk.”

Synthetic Convertible Securities Risk

The Fund may invest without limit in synthetic convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by purchasing warrants or options to buy common stock at a certain exercise price, or options on a stock index. The values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. See “Principal Risks of the Fund—Derivatives Risk.” In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Credit Risk

Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

High Yield Risk

The Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade or unrated but determined by AGIC to be of comparable quality, and may invest without limit in securities of any rating.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the net asset value of the Fund’s Common Shares or Common Share dividends. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. See “Principal Risks of the Fund—Distressed and Defaulted Securities Risk.” An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of a particular security. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. See “Principal Risks of the Fund—Liquidity Risk.” To the extent the Fund focuses on below investment grade debt obligations, AGIC’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that AGIC will be successful in this regard. See “Portfolio Contents—High Yield Securities (‘Junk Bonds’)” for additional information. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

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The Fund’s credit quality policies, if any, apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or AGIC downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, AGIC may consider factors including, but not limited to, AGIC’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Distressed and Defaulted Securities Risk

The Fund may invest in the debt securities of financially distressed issuers, including those that are in default or the issuers of which are in bankruptcy. Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. AGIC’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

Interest Rate Risk

Generally, when market interest rates rise, the prices of debt obligations fall, and vice versa. Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the weighted average maturity of the Fund’s portfolio will typically range from five to ten years, the Fund’s net asset value and market price per Common Share will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may be extended due to lower than expected rates of prepayments, which could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. In addition to directly affecting debt securities, rising interest rates may also have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. AGIC may utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that, if used, such strategies will be successful.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s Common Shares.

Equity Securities and Related Market Risk

The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon

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conversion of a convertible security or through direct investments in preferred stocks. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. See “Principal Risks of the Fund––Issuer Risk.” The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Preferred Securities Risk

In addition to equity securities risk (see “Principal Risks of the Fund—Equity Securities and Related Market Risk”), credit risk (see “Principal Risks of the Fund—Credit Risk”) and possibly high yield risk (see “Principal Risks of the Fund—High Yield Risk”), investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes despite the fact that it does not currently receive such amount. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities. The Fund may invest in convertible preferred securities, which are subject to the same risks as convertible securities generally. See “Principal Risks of the Fund—Convertible Securities Risk.” In addition, convertible preferred securities may generate lower rates of income than other preferred securities, and the conversion option of a convertible preferred security may cause it to trade more like an equity security than a typical debt instrument.

Leverage Risk

The Fund’s use of leverage (as described above under “Use of Leverage”) creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s outstanding Preferred Shares or any other leverage strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to its outstanding Preferred Shares or the net proceeds the Fund obtains from its use of reverse repurchase agreements, dollar rolls and/or borrowings, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to the Preferred Shares and interest expense payable by the Fund with respect to any reverse repurchase agreements, dollar rolls and borrowings will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the dividend rate on the Preferred Shares and the interest expenses and other costs to the Fund of such other leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise

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relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including the dividend rate on the Preferred Shares and interest expenses on any reverse repurchase agreements, dollar rolls and borrowings) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders of the Fund) and will reduce the investment return of the Fund’s Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, the Preferred Shares pay cumulative dividends, which may tend to increase leverage risk.

Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of net asset value and market price of the Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that the Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged and may result in a greater decline the market value of the Common Shares.

In addition, holders of the Preferred Shares and any other preferred shareholders of the Fund, and the counterparties to the Fund’s leveraging transactions, will have priority of payment over the Fund’s Common Shareholders.

The use by the Fund of reverse repurchase agreements and dollar rolls, if any, to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement or dollar roll may decline below the repurchase price. See “The Fund’s Investment Objective and Policies––Portfolio Contents––Reverse Repurchase Agreements and Dollar Rolls.”

In addition to the Preferred Shares, reverse repurchase agreements, dollar rolls and/or borrowings (or a future issuance of preferred shares), the Fund may engage in other transactions that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions). The Fund’s use of such transactions give rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. The Fund manages some of its derivative positions by segregating an amount of cash or liquid securities equal to the face value or the market value, as applicable, of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies. See “Leverage.”

Among other negative consequences, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of the Preferred Shares being downgraded by Moody’s or Fitch. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. The Preferred Shares have, and any reverse repurchase agreements, dollar rolls or other borrowings by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

Because the fees received by the Investment Manager and the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the

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Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to use certain forms of leverage (e.g., preferred shares, reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Additional Risks Associated with the Fund’s Preferred Shares

Although the Fund’s ARPS ordinarily would pay dividends at rates set at periodic auctions, the weekly auctions for the ARPS (and auctions for similar preferred shares issued by closed-end funds in the U.S.) have failed since February 2008. The dividend rates on the ARPS since that time have been paid, and the Fund expects that they will continue to be paid for the foreseeable future, at the “maximum applicable rate” under the Fund’s Bylaws (i.e., a multiple of a reference rate, which is the applicable “AA” Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more)). An increase in market interest rates generally, therefore, could increase substantially the dividend rate required to be paid by the Fund to the holders of ARPS, which would increase the expenses associated with the Fund’s leverage and reduce the Fund’s net income available for distribution to Common Shareholders.

In addition, the multiple used to calculate the maximum applicable rate is based in part on the credit ratings assigned to the ARPS by the applicable rating agencies (currently, Moody’s and Fitch), with the multiple generally increasing as the ratings decline. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure.” The ARPS could be subject to further ratings downgrades in the future, possibly resulting in further increases to the maximum applicable rate.

Therefore, it is possible that a substantial rise in market interest rates and/or further ratings downgrades of the ARPS could, by reducing income available for distribution to the Common Shareholders and otherwise detracting from the Fund’s investment performance, make the Fund’s continued use of Preferred Shares for leverage purposes less attractive than such use is currently considered to be. In such case, the Fund may elect to redeem some or all of the Preferred Shares outstanding, which may require it to dispose of investments at inopportune times and to incur losses on such dispositions. Such dispositions may adversely affect the Fund’s investment performance generally, and the resultant loss of leverage may materially and adversely affect the Fund’s investment returns to Common Shareholders.

The Fund is also subject to certain asset coverage tests associated with the rating agencies that rate the Preferred Shares—currently Moody’s and Fitch. Failure by the Fund to maintain the asset coverages (or to cure such failure in a timely manner) may require the Fund to redeem Preferred Shares. See “Description of Capital Structure.” Failure to satisfy ratings agency asset coverage tests or other guidelines could also result in the applicable ratings agencies downgrading their then-current ratings on the Preferred Shares, as described above. Moreover, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to achieve its investment objective, which may adversely affect the Fund’s investment performance. The Fitch Criteria (as defined in “Description of Capital Structure”) and related asset coverage requirements in various respects impose more stringent and limiting standards than the guidelines to which the Fund previously was subject. In this regard, the Fitch Criteria may cause the Fund to invest in higher-quality assets, use derivatives transactions and related leverage to a lesser extent, maintain higher balances of highly liquid assets and otherwise to invest the Fund’s assets differently than it otherwise would prefer, all or any of which could negatively affect the Fund’s investment performance, yield to Common Shareholders and Common Share net asset value and/or market price. Rating agency guidelines may be modified by the rating agencies in the future and, if adopted by the Fund, such modifications may make such guidelines substantially more restrictive, which could further negatively affect the Fund’s investment performance.

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Liquidity Risk

The Fund may invest up to 5% of its total assets in securities which are illiquid at the time of investment (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose readily of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund then values them. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. See “Principal Risks of the Fund—Valuation Risk.”

Foreign (Non-U.S.) Investment Risk

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. The Fund’s investments in and exposure to foreign securities involve special risks.

For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Asia or South America), the Fund will generally have more exposure to regional economic risks associated with foreign investments. Also, adverse conditions in a certain region can adversely affect securities from other countries whose economies appear to be unrelated. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Foreign countries may impose taxes on income from or disposition of foreign securities, thereby reducing the Fund’s return on such securities.

Smaller Company Risk

The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Derivatives Risk

The Fund may utilize various derivative strategies (both long and short positions) for investment or risk management purposes, as well as to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. These may include derivatives used as a component of a synthetic convertible security or to gain exposure to high yield securities and other securities in which the Fund may invest (e.g., pending investment of the proceeds of an offering). See “Principal Risks of the Fund—Leverage Risk.”

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Derivatives transactions that the Fund may utilize include, but are not limited to, purchases or sales of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, issuer risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s use of derivatives also may increase the amount and affect the character and/or timing of taxes payable by Common Shareholders. See “Tax Matters.”

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk

Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, net asset value and/or overall return of the Common Shares.

Real Estate Risk

To the extent that the Fund invests in real estate related investments, including REITs or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on

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rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions.

Mortgage-Related and Other Asset-Backed Securities Risk

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Investments in mortgage-related and other asset-backed securities may involve particularly high levels of risk under current market conditions. See “Principal Risks of the Fund—Mortgage Market/Subprime Risk.” See also “Principal Risks of the Fund—Recent Economic Conditions Risk.”

Mortgage Market/Subprime Risk

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties over the past few years that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) generally have increased during that period and may continue to increase, and a decline in or flattening of housing and other real property values (as has been experienced during that period and may continue to be experienced in many real estate markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of mortgage loan originators have experienced serious financial difficulties or bankruptcy in recent periods. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

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Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. AGIC and the portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Loan Participations and Assignments Risk

The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer and one or more financial institutions, which may be in the form of participations in loans or assignments of all or a portion of loans from third parties. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender with respect to the participation, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations because to do so it will have to assign or sell such securities to a third party. Because there is no liquid market for many such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.

U.S. Government Securities Risk

The Fund may invest in debt securities issued or guaranteed by agencies, instrumentalities and sponsored enterprises of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the issuing agency, instrumentality or enterprise. Although U.S. Government-sponsored enterprises, such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain government sponsored entities, including the Federal Home Loan Banks, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. See “Investment Objective and Policies—Mortgage-Related and Other Asset-Backed Securities” in the Statement of Additional Information.

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U.S. Government debt securities generally involve lower levels of credit risk than other types of debt securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other debt securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value.

Foreign (non-U.S.) Government Securities Risk

The Fund’s investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities (together “Foreign Government Securities”) can involve a high degree of risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Foreign governmental entities also may be dependent on expected disbursements from other governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the foreign governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, foreign governmental entities may default on their debt. Holders of Foreign Government Securities may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including without limitation ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Principal Risks of the Fund —Leverage Risk.”

Private Placements Risk

A private placement involves the sale of securities that have not been registered under the Securities Act, or relevant provisions of applicable non-U.S. law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. See “Principal Risks of the Fund—Liquidity Risk.” Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks. See “Principal Risks of the Fund—Valuation Risk.”

Senior Debt Risk

Because it may invest in below-investment grade senior debt, the Fund may be subject to greater levels of credit risk than funds that do not invest in such debt. The Fund may also be subject to greater levels of liquidity

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risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments. Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Valuation Risk

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees of the Fund. See “Net Asset Value.” Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Confidential Information Access Risk

In managing the Fund, AGIC may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other bank loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, a bank issuer of privately placed senior floating rate loans considered by the Fund may offer to provide AGIC with financial information and related documentation regarding the bank issuer that is not publicly available. Pursuant to applicable policies and procedures, AGIC may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., other securities issued by the bank used in the example above). In such circumstances, the Fund (and other AGIC clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, AGIC’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. AGIC may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If AGIC intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Risk of Regulatory Changes

To the extent that legislation or national or sub-national bank or other regulators in the U.S. or relevant foreign jurisdiction impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of investments held by the Fund. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to AGIC and the portfolio managers in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities, such as the Commodity Futures Trading Commission (the “CFTC”) and the SEC, broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions (in addition to those that have been proposed or taken thus far) that would adversely affect

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the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to, among others, financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely affect the Fund’s performance and/or yield, perhaps to a significant extent. For example, the implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Investment Manager’s or Sub-Adviser’s exposure to potential liabilities or restrictions. Increased regulatory oversight can also impose administrative burdens on the Fund and the Investment Manager or Sub-Adviser including, without limitation, making them subject to examinations or investigations and requiring them to implement new policies and procedures.

Regulatory Risk—Commodity Pool Operator

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the CFTC, and such person is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and the Fund intends to be operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the Fund did not continue to claim the exclusion, the Fund believes that the Investment Manager and/or Sub-Adviser may be subject to registration and regulation as a commodity pool operator with respect to the Fund. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The effect of the rule changes on the operations of the Fund and the Investment Manager and/or Sub-Adviser is not fully known at this time. The Fund and the Investment Manager and/or Sub-Adviser are continuing to analyze the effect of these rule changes on the Fund.

Recent Economic Conditions Risk

The debt and equity capital markets in the United States and in foreign countries have been negatively affected by significant write-offs in the banking and financial services sectors relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of housing markets, the failure of banking and other major financial institutions and resulting governmental actions have led to worsening general economic conditions, which have materially and adversely affected the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These developments may increase the volatility of the value of securities owned by the Fund, and also may make it more difficult for the Fund to accurately value securities or to sell securities on a timely basis. These developments have adversely affected the broader global economy, and may continue to do so, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings and increase the rate of defaults. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and/or market value of the Fund’s Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely affect the Fund’s portfolio.

The above-noted instability in the financial markets discussed above has led the U.S. and certain foreign governments to take a number of unprecedented actions designed to support certain banking and other financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments and their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. See “Principal Risks of the Fund—Risk of Regulatory Changes.”

The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings and the value of the Fund’s Common Shares. Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions.

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U.S. legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. See “Principal Risks of the Fund—Risk of Regulatory Changes.”

Potential Conflicts of Interest Risk—Allocation of Investment Opportunities

The Investment Manager and the Sub-Adviser are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and the Sub-Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and the Sub-Adviser intend to engage in such activities and may receive compensation from third parties for their services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts.

Market Disruption and Geopolitical Risk

The wars with Iraq and Afghanistan and similar conflicts and geopolitical developments, their aftermath and substantial military presence in Afghanistan are likely to have a substantial effect on the U.S. and world economies and securities markets. The nature, scope and duration of the wars and the potential costs of rebuilding infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, could be highly disruptive to economies and markets. Those events, as well as other changes in foreign and domestic economic and political conditions also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the Fund’s investments and the market value and net asset value of the Fund’s Common Shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Manager and/or AGIC due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager and AGIC. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. See “Anti-Takeover and Other Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.

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HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:

•

Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

•

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Fund would be deemed to “concentrate” its investments in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund is subject to asset coverage and other guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain a rating or ratings from Moody’s and Fitch on the Preferred Shares. See “Description of Capital Structure.” See also “Investment Objective and Policies” and “Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

Hedging and Related Strategies

The Fund may (but is not required to) purchase credit default swaps for the purpose of hedging the Fund’s credit exposure to certain issuers and, thereby, seek to decrease its exposure to credit risk, and it may invest in interest rate futures contracts or swap, cap, floor or collar transactions for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio and, thereby, seek to decrease the Fund’s exposure to interest rate risk. See “Portfolio Contents—Credit Default Swaps” in this prospectus. The Fund may also use other derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. Income earned by the Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to Common Shareholders. There is no assurance that these hedging strategies will be available at any time or that AGIC will determine to use them for the Fund or, if used, that the strategies will be successful. AGIC may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

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MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the management of the Fund, including supervision of the duties performed by the Investment Manager and AGIC. There are currently seven Trustees of the Fund, one of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Investment Manager serves as the investment manager of the Fund. Subject to the supervision of the Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Investment Manager is located at 1633 Broadway, New York, New York 10019.

Organized in 2000, the Investment Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Investment Manager is a wholly-owned indirect subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2012, the Investment Manager had approximately $49 billion in assets under management.

The Investment Manager has retained its affiliate, AGIC, as a sub-adviser to manage the Fund’s portfolio investments. See “—Sub-Adviser” below. The Investment Manager may retain affiliates to provide various administrative and other services required by the Fund.

Sub-Adviser

AGIC, an affiliate of the Investment Manager, serves as the sub-adviser for the Fund pursuant to a portfolio management agreement between the Investment Manager and AGIC. Subject to this agreement and to the supervision of the Investment Manager, AGIC has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1633 Broadway, New York, New York 10019. AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services.

In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2012, AGIC had assets under management of approximately $16 billion.

The Investment Manager (and not the Fund) pays a portion of the fees it receives under the Investment Management Agreement (as defined below) to AGIC in return for AGIC’s services. For its services pursuant to the portfolio management agreement, the Investment Manager pays to AGIC a fee computed and paid monthly at the annual rate of 0.420% of the Fund’s average daily total managed assets; provided, however, that the fees payable by the Investment Manager hereunder for any period shall be reduced by an amount equal to sixty percent (60%) of any Service or Incentive Fees payable by the Investment Manager for such period. For these purposes, “Service or Incentive Fees” for any period equals the sum of any Shareholder Servicing Fees payable by the Investment Manager to UBS Securities LLC (as described under “Shareholder Servicing Agent, Custodian and Transfer Agent”) for such period.

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The following individuals share primary responsibility for the day-to-day portfolio management of the Fund:

Portfolio Manager	Since	Title	Recent Professional Experience
Douglas Forsyth CFA	2003 (Inception)	Managing Director and Portfolio Manager at AGIC	Mr. Forsyth has over twenty years of investment industry experience, and is the lead portfolio manager for AGIC’s Income and Growth Strategies team. He has been the lead for AGIC’s High Yield Bond strategy since its inception, and assumed lead portfolio management for the firm’s Convertibles strategy in 1998. Mr. Forsyth has portfolio management, trading and research responsibilities. In addition to management responsibility for institutional clients, he supervises multiple open-end and closed-end mutual funds. Prior to joining AGIC via a predecessor affiliate in 1994, he was an analyst at AEGON USA where he earned his CFA designation. Mr. Forsyth heads AGIC’s Charitable Giving Committee. Mr. Forsyth earned his B.B.A. from the University of Iowa.

Justin Kass CFA	2003 (Inception)	Managing Director and Portfolio Manager at AGIC	Mr. Kass has over fourteen years of investment industry experience and has portfolio management and research responsibilities for AGIC’s Income and Growth Strategies team. Prior to joining AGIC via a predecessor affiliate in 2000, he had interned on the team, adding significant depth to the proprietary Upgrade Alert Model. Previous experience includes Universal Studios, Ocean Realty, and the Center for Cooperatives. Mr. Kass earned his M.B.A. from the UCLA Anderson School of Management and his B.S. from the University of California, Davis.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Investment Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Investment Manager an annual fee, payable monthly, in an amount equal to 0.70% of the Fund’s average daily total managed assets, for the services rendered, for the facilities it provides and for certain expenses borne by the Investment Manager pursuant to the Investment Management Agreement. “Total Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “total managed assets,” the liquidation preference of any Preferred Shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Investment Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Manager), custodial expenses, shareholder servicing expenses, transfer agency, sub-transfer agency and dividend disbursing

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expenses, legal fees, expenses of independent auditors, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Investment Manager and AGIC are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and AGIC have a financial incentive for the Fund to utilize reverse repurchase agreements, dollar rolls and borrowings or to issue preferred shares, which may create a conflict of interest between the Investment Manager and AGIC, on the one hand, and the holders of the Fund’s Common Shares, on the other hand.

A discussion regarding the basis for the Board’s continuation of the Investment Management Agreement and the portfolio management agreement between the Investment Manager and AGIC is available in the Fund’s semi-annual report to shareholders for the fiscal period ended August 31, 2012.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund may use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Investment Manager or AGIC. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

DISTRIBUTIONS

The Fund makes regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to holders of the Preferred Shares. The dividend rate that the Fund pays depends on a number of factors, including dividends payable on the Preferred Shares and the expenses of any other leveraging transactions. The net income of the Fund consists of all income paid or accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to you your pro rata share of any available net capital gain. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

To permit the Fund to maintain a more stable monthly distribution, the Fund may distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the 1940 Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains) of the distribution made. The tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for the relevant year (including as reduced by any capital loss carry-forwards). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. In general terms, a return of capital would occur where a Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not be taxable, such distributions would reduce the basis of a shareholder’s Common Shares and therefore may increase a shareholder’s tax liability for capital gains upon a sale of Common Shares. See “Tax Matters.” The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually.

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The 1940 Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains eligible for favorable income tax rates.

Unless a Common Shareholder elects to receive distributions in cash, all distributions of Common Shareholders whose shares are registered with the plan agent will be automatically reinvested in additional Common Shares of the Fund under the Fund’s Dividend Reinvestment Plan. See “Distributions” and “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows Common Shareholders to reinvest Fund distributions in additional Common Shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for Common Shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic Enrollment / Voluntary Participation

Under the Plan, Common Shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional Common Shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) calendar days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How Shares are Purchased Under the Plan

For each Fund distribution, the Plan Agent will acquire Common Shares for participants either (i) through receipt of newly issued Common Shares from the Fund (“newly issued shares”) or (ii) by purchasing Common Shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per Common Share of the Fund (“NAV”) is equal to or less than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per Common Share on the payment date. If the NAV is greater than the market price per Common Share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per Common Share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of Common Shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean

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between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per Common Share on a particular date is the amount calculated on that date (normally at the close of regular trading on the NYSE) in accordance with the Fund’s then current policies.

Fees and Expenses

No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your Common Shares held under the Plan.

Shares Held Through Nominees

In the case of registered shareholders such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax Consequences

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions—i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

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DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the capital structure of the Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Declaration and the Fund’s Bylaws, as amended and restated through the date hereof (the “Bylaws”). The Declaration and Bylaws are each exhibits to the registration statement of which this prospectus is a part.

The Fund is an unincorporated voluntary association with transferable shares of beneficial interest (commonly referred to as a “Massachusetts business trust”) established under the laws of the Commonwealth of Massachusetts by the Declaration. The Declaration provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. Preferred shares (such as the Preferred Shares) may be issued in one or more series, with such par value and with such rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. The following table shows, for each class of authorized securities of the Fund, the amount of (i) shares authorized and (ii) shares outstanding, each as of November 19, 2012.

Title of Class	Amount Authorized	Amount Outstanding
Common Shares	Unlimited	63,170,343
Preferred Shares
Class A	4,040	2,192
Class B	4,040	2,192
Class C	4,040	2,192
Class D	4,040	2,192
Class E	4,040	2,192

The Common Shares of the Fund commenced trading on the NYSE on July 29, 2003, under the trading or “ticker” symbol “NCZ.” As of the close of trading on the NYSE on November 19, 2012, the net asset value per Common Share was $7.40, and the closing price per Common Share on the NYSE was $8.17.

Common Shareholders are entitled to share equally in dividends declared by the Board to Common Shareholders and in the net assets of the Fund available for distribution to Common Shareholders after payment of the preferential amounts payable to holders of Preferred Shares and any other outstanding preferred shares of beneficial interest. See “—Preferred Share Dividends” below. All Common Shares of the Fund have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares of the Fund are fully paid and, subject to matters discussed in “Anti-Takeover and Other Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting, and have no right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to the holders of any outstanding preferred shares (including the Preferred Shares), and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the Fund’s Common Shareholders.

For so long as any Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of additional Common Shares or rights to purchase Common Shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to Preferred Shares as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial interest of the Fund ranking junior to or on a parity with Preferred Shares as to dividends and upon liquidation), unless and only if: (i) immediately after such transaction, the Fund would satisfy both Moody’s Ratings Agency Preferred Shares Asset Coverage and Fitch Ratings Agency Preferred Shares Asset Coverage, and 1940 Act Preferred Shares Asset Coverage would be satisfied (each as defined and described under “—Rating Agency Guidelines and Asset Coverage”); (ii) full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient

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funds for the payment thereof deposited with the auction agent for the Preferred Shares; and (iii) the Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Bylaws. See “—Preferred Shares Redemption.” The Fund expects that similar restrictions would apply to any other classes of preferred shares that the Fund might choose to issue in the future. In addition, if the Fund has outstanding any senior security representing indebtedness, the 1940 Act prohibits the Fund from declaring any dividend or distribution on the Fund’s Common Shares (other than a dividend or distribution paid in shares of additional Common Shares) unless such senior securities representing indebtedness have, at the time of the declaration, asset coverage of at least 300% after deducting the amount of such dividend or distribution. See “Use of Leverage.”

Shareholders of each class are entitled to one vote for each share held. Common Shareholders will vote with the holders of any outstanding Preferred Shares or other preferred shares as a single class on each matter submitted to a vote of holders of Common Shares, except as otherwise provided by the Declaration, the Bylaws or applicable law. Except as otherwise provided by the Declaration, the Bylaws or applicable law, holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund’s Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund’s Trustees until all dividends in arrears have been paid or declared and set apart for payment.

The Fund will send unaudited reports at least semiannually and audited financial statements annually to all of its shareholders.

ADDITIONAL INFORMATION REGARDING THE PREFERRED SHARES

The Fund initially issued ARPS in five series (Series A, Series B, Series C, Series D and Series E) in May 2003, in the amount of 4,200 shares per series. The ARPS have a par value of $0.00001 and liquidation value of $25,000 per share. The ARPS have various rights determined by action of the Board without the approval of Common Shareholders, most of which are specified in Article 11 of the Bylaws. The Fund redeemed a total of 1,848 shares of each series of its outstanding ARPS in October, November and December 2008 such that on November 19, 2012 Fund had a total of 10,960 ARPS outstanding (2,192 shares per series), with a total liquidation value of $274,000,000.

Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares of beneficial interest as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither Common Shareholders nor holders of ARPS have preemptive rights to purchase any other preferred shares that might be issued by the Fund.

PREFERRED SHARE DIVIDENDS

The Preferred Shares have complete priority over the Common Shares as to distribution of assets. The terms of the Preferred Shares provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, normally payable on the first business day following the end of the rate period, subject to a “maximum applicable rate” calculated as a function of the Preferred Shares’ then-current ratings and a reference interest rate as described below. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares issued by closed-end funds in the U.S., have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum applicable rate under the Bylaws. In July 2012, Moody’s, one of the two ratings agencies that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. As shown in the table below, under the Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. The Fund expects that the ARPS will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning.

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As noted, the “maximum applicable rate” for each series of ARPS depends on the credit ratings assigned to such shares (currently by Moody’s and Fitch) and on the duration of the rate period. The maximum applicable rate for any regular rate period (i.e., any rate period other than a non-payment period) will be the applicable percentage of the reference rate. The reference rate is the applicable “AA” Financial Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more)). The applicable percentage for any regular rate period will generally be determined based on the credit ratings assigned to the ARPS by Moody’s and Fitch on the auction date for such period (as set forth in the table below).

Moody’s Credit Rating	Fitch Ratings Credit Rating	Applicable Percentage
Aa3 or higher	AA- or higher	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	225%
Below Baa3	Below BBB-	275%

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required to satisfy various asset maintenance requirements with respect to its Preferred Shares under the terms of the Bylaws, which are summarized below.

1940 Act Preferred Shares Asset Coverage

The Fund is required under the Bylaws to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, 1940 Act Preferred Shares Asset Coverage (as defined on the next page) of at least 200% with respect to senior securities that are equity securities, including the Preferred Shares. If the Fund fails to maintain 1940 Act Preferred Shares Asset Coverage and such failure is not cured as of the last business day of the following month (the “1940 Act Cure Date”), the Fund will be required under certain circumstances to redeem certain of the Preferred Shares. See “—Preferred Shares Redemption.”

The “1940 Act Preferred Shares Asset Coverage” with respect to the Fund’s currently outstanding Preferred Shares is equal to the following ratio, which as of February 29, 2012 was as follows:

Value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities	=	280%
Senior securities representing indebtedness plus liquidation value of the Preferred Shares

Ratings Agency Preferred Shares Asset Coverage

The Fund is required under the Bylaws to satisfy separate asset coverage tests specific to each rating agency (with respect to each ratings agency, the “Ratings Agency Preferred Shares Asset Coverage”).

Moody’s Ratings Agency Preferred Shares Asset Coverage

Satisfaction of Moody’s Ratings Agency Preferred Shares Asset Coverage generally requires the Fund to have eligible assets having in the aggregate a discounted value equal to or in excess of a “Preferred Shares Basic Maintenance Amount.” Generally, the Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Fund’s preferred shares then outstanding (including the Preferred Shares) and (b) certain accrued and projected payment obligations of the Fund, including without limitation any accrued and projected dividends on its preferred shares then outstanding (including the Preferred Shares).

Article 11 of the Bylaws includes Moody’s-specific guidelines for calculating discounted value for purposes of determining whether the Moody’s Ratings Agency Preferred Shares Asset Coverage test is satisfied. These guidelines specify discount factors that the Fund must apply to various types of securities in its portfolio for

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purposes of calculating whether the discounted value of the Fund’s eligible assets is at least equal to the Preferred Shares Basic Maintenance Amount (with the level of discount generally becoming greater as the credit quality of a security becomes lower). In addition, under the Moody’s guidelines, certain types of securities (including securities in which the Fund may otherwise invest) are not eligible for inclusion in the calculation of the discounted value of the Fund’s portfolio. Such ineligible securities may include, for example, certain privately placed debt securities (other than Rule 144A securities) and debt securities of certain non-U.S. issuers. The Moody’s guidelines for calculating discounted value do not impose any limitations on the percentage of the Fund’s assets that may be invested in ineligible assets, and the amount of ineligible assets included in the Fund’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Moody’s eligible assets included in the portfolio.

Fitch Ratings Agency Preferred Shares Asset Coverage

Until 2010, the ratings agency asset coverage criteria relating to Fitch’s ratings of the ARPS were substantially similar in structure to the Moody’s-related requirements summarized above. Like the Moody’s requirements, the Fitch asset coverage requirements were premised on the Fund having eligible assets with an aggregate discounted value equal to or in excess of the Preferred Shares Basic Maintenance Amount. The asset coverage requirements of the two ratings agencies differed in that each rating agency had different guidelines for calculating discounted value and for determining whether a particular asset was an eligible asset for these purposes.

Effective March 1, 2010, the Fund’s Board adopted amended and restated Bylaws which incorporate substantially revised and updated Preferred Shares ratings criteria issued by Fitch with respect to its ratings on debt and preferred stock issued by closed-end investment companies (the “Fitch Criteria”). The Fitch Criteria are attached as Exhibit 1 to the Bylaws and are incorporated therein by reference.

In 2011, Fitch again updated its ratings criteria for debt and preferred stock issued by closed-end investment companies. As of the date of this prospectus, the Fund has not adopted such updated Fitch criteria within the Fund’s Bylaws.

Generally, the Fitch Criteria include two separate asset coverage tests which differ from the single Preferred Shares Basic Maintenance Amount test currently applicable to Moody’s ratings of the ARPS and previously to Fitch’s ratings. Under the Fitch Criteria, the Fund must satisfy both a “Fitch Total Overcollateralization Test” (“Fitch Total OC”) and a “Fitch Net Overcollateralization Test” (“Fitch Net OC”), in each case to be consistent with a AAA rating from Fitch, to satisfy Fitch Ratings Agency Preferred Shares Asset Coverage.

The Fitch Criteria define Fitch Total OC and Fitch Net OC as follows:

Fitch Total OC	=	Total Net Discounted Assets at MV*
Fitch Rated Liability + Other Liabilities Pari Passu and Senior to Rated Liability

*	Total net discounted assets at market value (MV) equal total portfolio assets at MV and accrued income, including assets held as collateral for other Fund liabilities, less current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as to-be-announced (TBA) securities, futures and forwards, among others), then discounted pursuant to the Fitch discount factors specified in the Fitch Criteria.

Fitch Net OC	=	Available Net Discounted Assets*
Fitch Rated Liability + Other Liabilities That Are Pari Passu

*	Available net discounted assets equals total portfolio assets at MV and accrued income minus all assets that are either held as collateral for other Fund liabilities and/or subject to a first claim of a senior liability in the capital structure minus current liabilities that settle in 10 days that are not part of a rolling leverage strategy (such as TBA security rolls, futures and forwards, among others), then discounted pursuant to the Fitch discount factors specified in the Fitch Criteria.

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Under the Bylaws, Fitch Ratings Agency Preferred Shares Asset Coverage is satisfied if, as of a particular date or time, the Fund has sufficient asset coverage with respect to the Preferred Shares such that the Fund satisfies both the (i) Fitch Total OC test and the (ii) Fitch Net OC test as of such date or time. The Fitch Total OC test and the Fitch Net OC test are satisfied if the Fund has Fitch Total OC or Fitch Net OC, as the case may be, in excess of one-hundred percent (100%) pursuant to the applicable formula above.

Other key components of the Fitch Criteria as cited by Fitch include, among others, updated asset discount factors (used in part to calculate Fitch Total OC and Fitch Net OC), changes to issuer and industry diversification and concentration thresholds and guidelines and inclusion of leverage and derivatives when calculating asset coverage for purposes of determining Fitch Ratings Agency Preferred Shares Asset Coverage.

In the event the Fund does not timely cure a failure to maintain (a) Moody’s Ratings Agency Preferred Shares Asset Coverage or Fitch Ratings Agency Preferred Shares Asset Coverage (as applicable) or (b) 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under “—Preferred Shares Redemption—Mandatory Redemption.”

In addition to the requirements described above, the rating agency guidelines impose restrictions or limitations on the Fund’s use of certain financial instruments or investment techniques that the Fund might otherwise utilize in order to obtain and maintain a rating from Moody’s and Fitch on the ARPS. It is not currently anticipated that these guidelines will materially impede AGIC from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s and/or Fitch with respect to their ratings of the ARPS. Failure to adopt any such modifications, however, may result in a reduction in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the ARPS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal various definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s or Fitch (or any substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned by the rating agency to the ARPS.

The ratings of the ARPS are based on current information furnished to Moody’s and Fitch by the Fund, the Investment Manager and/or the Sub-Adviser or information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a nationally recognized statistical rating organization. A rating agency’s guidelines will apply to the ARPS only so long as the rating agency is rating the shares. The Fund pays certain fees to Moody’s and Fitch for rating the ARPS.

The foregoing description of the rating agency guidelines and asset coverage requirements applicable to the ARPS is intended only as a summary and is qualified in its entirety by reference to the actual terms of Article 11 and other relevant provisions of the Bylaws and Exhibit 1 thereto (which includes the Fitch Criteria).

LIQUIDATION PREFERENCE

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund (whether voluntary or involuntary), the holders of Preferred Shares then outstanding would be entitled to receive and to be paid, out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution would be made on the Fund’s Common Shares or any other class of shares of the Fund ranking junior in right of payment upon liquidation to the Preferred Shares, an amount equal to the liquidation preference with respect to such Preferred Shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on parity

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with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such would have no right or claim to any of the remaining assets of the Fund. For these purposes, a liquidation of the Fund does not include the sale of all or any portion of the assets of the Fund or the merger, consolidation or statutory share exchange of the Fund into or with any trust or other entity.

As used in this prospectus, unless otherwise noted, the Fund’s “net assets” include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from “net assets,” so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund’s Preferred Shares will be treated as stock (rather than indebtedness).

PREFERRED SHARES REDEMPTION

Mandatory Redemption

As noted above, the Fund is required under the Bylaws to maintain (a) both Moody’s Ratings Agency Preferred Shares Asset Coverage and Fitch Ratings Agency Preferred Shares Asset Coverage and (b) 1940 Act Preferred Shares Asset Coverage. Eligible portfolio securities for the purposes of (a) above will be determined from time to time by the rating agency then rating the then outstanding Preferred Shares. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the Bylaws, the Fund would be required to redeem all or a portion of the Preferred Shares. This mandatory redemption would take place on a date that the Board specifies out of legally available funds in accordance with the Declaration, the Bylaws and applicable law, at the redemption price of $25,000 per share, plus accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption. In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund would redeem the lesser of (a) the minimum number of Preferred Shares necessary to satisfy the applicable Ratings Agency Preferred Shares Asset Coverage or 1940 Act Preferred Shares Asset Coverage, as the case may be, and (b) the maximum number of Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement that can be redeemed out of funds expected to be legally available therefor at the time of redemption, and in any case will redeem such Preferred Shares pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. The mandatory redemption will be limited to the number of Preferred Shares and any other preferred shares necessary to restore the required Ratings Agency Preferred Shares Asset Coverage or 1940 Act Preferred Shares Asset Coverage, as the case may be.

Optional Redemption

To the extent permitted under the 1940 Act and under Massachusetts law, upon giving notice of redemption, as provided below, the Fund, at its option, may redeem Preferred Shares, in whole or in part, out of funds legally available therefore, at the Optional Redemption Price (as defined below) per share on any dividend payment date, provided that no Preferred Shares may be redeemed at the option of the Fund during (a) the initial rate period with respect to the Preferred Shares or (b) a non-call period to which such shares are subject. “Optional Redemption Price” means $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to (but not including) the date fixed for redemption plus the applicable redemption premium, if any. The Fund has the authority to redeem Preferred Shares for any reason and may redeem all or part of the outstanding Preferred Shares if it anticipates that the Fund’s leveraged capital structure will result, for a significant period of time, in a lower rate of return to Common Shareholders than that obtainable if the Common Shares were not so leveraged.

Although the Preferred Shares are subject to redemption under certain circumstances as described above, unlike the shares of an open-end mutual fund, the Preferred Shares may not be redeemed at a shareholder’s option at NAV or otherwise.

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PLAN OF DISTRIBUTION

The Fund may sell Common Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of the Common Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of Common Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of the Common Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

The Fund may sell the Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of the Common Shares, underwriters or agents may receive compensation from the Fund in the form of discounts, concessions or commissions. Underwriters may sell Common Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Common Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Fund and any profit realized by them on the resale of the Common Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from the Fund will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority member or independent broker-dealer will not exceed 8% for the sale of any securities being registered pursuant to Rule 415 under the Securities Act. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, the Fund may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which the Fund may enter, underwriters, dealers and agents who participate in the distribution of the Common Shares may be entitled to indemnification by the Fund against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with the Fund, or perform services for the Fund, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, the Fund will, or will authorize underwriters or other persons acting as its agents to, solicit offers by certain institutions to purchase Common Shares from the Fund pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Fund. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Common Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

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To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of the Fund’s portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, Common Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s Common Shares are listed on the NYSE under the trading or “ticker” symbol “NCZ.” The Fund’s Common Shares commenced trading on the NYSE in July 2003. The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to NAV. The conduct of any offering and the issuance of additional Common Shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of shares available, which may put downward pressure on the market price for the Common Shares. The net asset value of the Fund’s Common Shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the net asset value per Common Share for all existing Common Shareholders.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See “Net Asset Value” for information as to how the Fund’s NAV is determined.

	Common share market price(1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended February 28, 2010	$9.10	$7.99	$8.39	$7.76	9.77%	(1.24)%
Quarter ended May 31, 2010	$9.87	$7.97	$8.58	$7.67	15.98%	2.57%
Quarter ended August 31, 2010	$9.30	$8.30	$8.20	$7.61	13.63%	5.20%
Quarter ended November 30, 2010	$9.43	$8.80	$8.63	$7.97	12.84%	6.83%
Quarter ended February 28, 2011	$10.29	$8.96	$8.95	$8.36	16.08%	6.29%
Quarter ended May 31, 2011	$10.29	$9.53	$8.88	$8.54	17.46%	11.59%
Quarter ended August 31, 2011	$10.13	$7.71	$8.65	$7.24	18.07%	4.44%
Quarter ended November 30, 2011	$8.60	$7.14	$7.53	$6.49	15.66%	8.32%
Quarter ended February 29, 2012	$8.89	$7.80	$7.86	$6.95	15.79%	9.61%
Quarter ended May 31, 2012	$8.92	$7.71	$7.88	$7.26	14.27%	6.20%
Quarter ended August 31, 2012	$8.61	$7.78	$7.52	$7.11	14.96%	9.38%

(1)	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The Fund’s net asset value per Common share at the close of business on November 19, 2012 was $7.40 and the last reported sale price of a Common Share on the NYSE on that day was $8.17, representing a 10.41% premium to such net asset value.

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration and the Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund’s Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or share exchange, issuance or transfer by the Fund of the Fund’s shares having an aggregate fair market value of $1,000,000 or more (except as may be made pursuant to a public offering, the Fund’s dividend reinvestment plan or upon exercise of any stock subscription rights), a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets, having an aggregated fair market value of $1,000,000 or more, or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Bylaws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration and Bylaws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders, including Common Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Bylaws, both of which are on file with the SEC.

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Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any reverse repurchase agreements, dollar rolls, borrowings and other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. See “Tax Matters” in the Statement of Additional Information for a discussion of the tax implications of a tender offer by the Fund.

If the Fund were to convert to an open-end company, it would be required to repurchase all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to net asset value.

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TAX MATTERS

U.S. Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a Common Shareholder that acquires, holds and/or disposes of Common Shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other and different tax considerations applicable to particular investors, such as insurance companies, financial institutions, broker-dealers, tax-deferred retirement plans and non-U.S. shareholders (as defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Common Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order for the Fund to qualify as a RIC, it must meet an income and asset diversification test each year. To satisfy the income test, the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). To satisfy the asset diversification test, the Fund must diversify its holdings so that at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (as defined in the Code). If the Fund qualifies as a RIC and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to U.S. federal income tax to the extent it distributes its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid), its net tax-exempt income, if any, and its net capital gains (the excess of net long-term capital gains over net short-term capital loss, determined in each case with reference to any capital loss carryforwards) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute substantially all of such income and gains each year.

If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it also will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain and pays tax on such amount, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares of the Fund owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence

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and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later if the Fund is permitted to elect and so elects), plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or later if the Fund makes the election referred to immediately above) are generally treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification, or distribution test, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

As described under “Use of Leverage” above, if at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. The Fund may repurchase or otherwise retire Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies.

Distributions

The Fund intends to make monthly distributions of net investment income. Unless a Common Shareholder elects to receive distributions in cash, all distributions to Common Shareholders whose shares are registered with the Plan Agent will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, all dividends are generally taxable in the same manner, whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional Common Shares of the Fund. A shareholder whose distributions are reinvested in Common Shares of the Fund under the Plan will be treated as having received a dividend equal to either (i) if newly issued Common Shares are issued under the Plan, generally the fair market value of the newly issued Common Shares issued to the shareholder or (ii) if reinvestment is made through open-market purchases under the Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. See “Dividend Reinvestment Plan” above.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Common Shares of the

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Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, determined in each case with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, the Fund may report certain dividends as derived from “qualified dividend income,” which, when received by a non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares of the Fund, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each tax year to allocate Capital Gain Dividends between and among its Common Shares and each series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or as qualified dividend income will similarly be allocated between and among Common Shares and each series of Preferred Shares.

The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e., ordinary income dividends, Capital Gain Dividends, qualified dividends, or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, the Fund will provide shareholders with a written statement reporting the amount of any capital gain distributions or other distributions.

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Dividends and distributions on the Fund’s Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of the Fund’s Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Sale or Exchange of Common Shares

Common Shareholders who sell or exchange their Common Shares of the Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the Common Shareholder’s adjusted tax basis in the Common Shares sold or exchanged. If the Common Shares of the Fund are held as a capital asset, any gain or loss realized upon a taxable disposition of the Common Shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Common Shares of the Fund will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Common Shares of the Fund held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. For purposes of determining whether Common Shares of the Fund have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares of the Fund will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (including through the reinvestment of distributions, which could occur, for example, if the Common Shareholder is a participant in the Plan). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Medicare Tax

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any Capital Gain Dividends paid by the Fund, and net capital gains recognized on the sale or exchange of Common Shares of the Fund.

Foreign Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes The Fund may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. The Fund does not expect to be eligible to elect to “pass through” such foreign taxes and therefore does not expect that Common Shareholders will be entitled to a credit or deduction in respect of such taxes.

Certain Fund Investments

From time to time, a substantial portion of the Fund’s investments in debt obligations could be treated as having “original issue discount” (“OID”) and/or “market discount” for U.S. federal income tax purposes, which,

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in some cases, could be significant and could cause the Fund to recognize income in respect of these investments before or without receiving cash representing such income. If so, the Fund could be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate investments (including at potentially disadvantageous times or prices) in order to satisfy its distribution requirements or to avoid incurring Fund-level U.S. federal income or excise taxes. If the Fund liquidates portfolio securities to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its Common Shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such interest.

The Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts, structured notes and swap agreements), as well as any of its other hedging, short sale, securities loan or similar transactions, may be subject to uncertainty with respect to their tax treatment, and to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). The aforementioned rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to Common Shareholders. Because the tax treatment and the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules or treatment (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

It is possible that the Fund’s use of derivatives and hedging activities will produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate Fund-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Common Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the

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requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in residual interests in REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will generally be subject to U.S. federal income tax. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt investors.

In general, excess inclusion income allocated to Common Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A Shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code. Charitable remainder trusts and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions or the gross proceeds of a sale of Common Shares of the Fund paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid to a Common Shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, the Fund was not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the Fund properly reported such distributions in a written notice to shareholders. It is currently unclear whether Congress will extend these exemptions from withholding for taxable years beginning on or after January 1, 2012, or what the terms of any such an extension would be, including whether such extension would have retroactive effect.

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The “Foreign Account Tax Compliance Act” (“FATCA”), generally imposes a reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source interest or dividends. Very generally, subject to future guidance, it is possible that, beginning with certain payments made in 2014, distributions to a Common Shareholder by the Fund will be subject to the 30% withholding requirement, unless the Common Shareholder provides certain information, certifications, waivers, or other documentation, as the Fund requires, to comply with the new rules. For more information, see the Statement of Additional Information.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Common Shareholders should consult their tax advisors to determine the suitability of the Fund’s Common Shares as an investment through such plans and the precise effect of an investment on their particular tax situation.

General

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Common Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

Please see “Tax matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in Common Shares of the Fund.

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SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

The Investment Manager (and not the Fund) has agreed to pay from its own assets to UBS Securities LLC a shareholder servicing fee (the “Shareholder Servicing Fee”) at an annual rate of 0.10% of the average daily total managed assets (including net assets attributable to Preferred Shares and other forms of leverage) of the Fund pursuant to a shareholder servicing agreement between the Investment Manager and UBS Securities LLC (the “Shareholder Servicing Agreement”). Pursuant to the Shareholder Servicing Agreement, UBS Securities LLC: (i) undertakes to make public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund’s features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) makes available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund, if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community; (iii) at the request of the Investment Manager, provides certain economic research and statistical information and reports, if reasonably obtainable, on behalf of the Investment Manager or the Fund, and consult with representatives and Trustees of the Fund in connection therewith; and (iv) at the request of the Investment Manager, provides information to and consults with the Board of Trustees with respect to applicable modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company or a Fund liquidation or merger. UBS Securities LLC serves as a Shareholder Servicing agent for the Fund.

The custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodian performs custodial and fund accounting services as well as sub-administrative and compliance services on behalf of the Fund.

American Stock Transfer & Trust Company LLC serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC serves as independent registered public accounting firm for the Fund. PwC provides audit services, tax and other audit related services to the Fund.

LEGAL MATTERS

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts.

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TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund’s investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by AGIC to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to described the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by AGIC.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated deemed comparable by AGIC.

Below Investment Grade, High Yield Securities (“Junk Bonds”) are those rated lower than Baa3 by Moody’s or BBB- by S&P or Fitch and comparable securities. They are considered predominantly speculative with respect to the issuer’s ability to repay principal and interest.

The following is a description of Moody’s, S&P’s and Fitch’s rating categories applicable to fixed income securities.

MOODY’S LONG-TERM RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classified from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Corporate short-term debt ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N-P: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Short-term municipal bond ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable-rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, called the Variable Municipal Investment Grade (VMIG) scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

STANDARD & POOR’S RATINGS SERVICES

Corporate and municipal bond ratings

Long-term issue credit ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’

rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active qualifiers (currently applied and/or outstanding)

i: This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp Nri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

P: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp Nri” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive qualifiers (no longer applied or outstanding)

*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consists primarily of direct U. S. government securities.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

FITCH, INC.

A brief description of the applicable Fitch ratings symbols and meanings (as published by Fitch) follows:

Long-term credit ratings

Long-Term Credit Ratings

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted Default: ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.

D. Default: ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Recovery Ratings

Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. “RR1” rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. “RR2” rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. “RR3” rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. “RR4” rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. “RR5” rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. “RR6” rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

$100,000,000 Shares

AGIC CONVERTIBLE & INCOME FUND II

Common Shares

PROSPECTUS

[Date]

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

FORM OF PROSPECTUS SUPPLEMENT

(To Prospectus dated             , 2012)

AGIC Convertible & Income Fund II

[•] Common Shares

AGIC Convertible & Income Fund II (the “Fund”) is offering for sale [•] of its common shares of beneficial interest (the “Common Shares”). The Common Shares are traded on the New York Stock Exchange under the trading or “ticker” symbol “NCZ.” The last reported sale price for the Common Shares on [•] was $[•] per share. The net asset value of the Common Shares at the close of business on [•] was $[•] per share.

You should review the information set forth under “Principal Risks of the Fund” on page [•] of the accompanying Prospectus before investing in Common Shares

	Per Share		Total(1)
Public offering price	[	•]	$	[	•]
Underwriting discounts and commissions	[	•]	$	[	•]
Proceeds, before expenses, to the fund	[	•]	$	[	•]

(1)	The aggregate expenses of the offering are estimated to be $[•], which represents approximately $[•] per share.

The underwriters may also purchase up to an additional [•] Common Shares from the Fund at the public offering price, less underwriting discounts and commissions, to cover over-allotments, if any, within [•] days after the date of this Prospectus Supplement. If the over-allotment option is exercised in full, the total proceeds, before expenses, to the Fund would be $[•] and the total underwriting discounts and commissions would be $[•]. The Common Shares will be ready for delivery on or about [•].

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Common Shares and retain them for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about the Fund. Material that has been incorporated by reference and other information about us can be obtained from us by calling toll free (800) 254-5197 or by writing to the Fund at c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019. You may also obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. by calling (202) 551-8090. The Securities and Exchange Commission charges a fee for copies. The Fund’s Statement of Additional Information and most recent annual and semiannual reports are available, free of charge, on the Fund’s website (http://www.allianzinvestors.com). You can obtain the same information, free of charge, from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Investment in the Fund’s Common Shares involves substantial risks arising from, among other strategies, the Fund’s ability to invest in convertible securities and in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either Standard & Poor’s Ratings Services, a division of The McGraw-Hill Company, Inc. or Fitch, Inc.) or unrated but determined by Allianz Global Investors Capital LLC to be of comparable quality, and the Fund’s use of leverage. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Because of the risks associated with investing in convertible securities and high yield securities and using leverage, an investment in the Fund should be considered speculative. Before investing in the Common Shares, you should read the discussion of the principal risks of investing in the Fund, including the risks of leverage and of investing in below investment grade/high yield securities, in “Principal Risks of the Fund.” Certain of these risks are summarized in “Prospectus Summary—Principal Risks of the Fund.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement

2

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the Fund or the underwriters have authorized or verified it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date on the front hereof or thereof. The Fund’s business, financial condition, results of operations and prospects may have changed since those date.

This document has two parts. The first part is this Prospectus Supplement, which describes the terms of this offering of Common Shares and also adds to and updates information contained in the accompanying Prospectus. The second part is the accompanying Prospectus, which gives more general information and disclosure. To the extent the information contained in this Prospectus Supplement differs from or is additional to the information contained in the accompanying Prospectus, you should rely only on the information contained in this Prospectus Supplement. You should read this Prospectus Supplement and the accompanying Prospectus before investing in the Common Shares.

3

Summary of Fund Expenses

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. [The table assumes the use of leverage attributable to the Fund’s outstanding Preferred Shares in an amount equal to [•]% of the Fund’s total assets (taking into account the aggregate dollar amount (i.e., the liquidation preference) of such Preferred Shares), which reflects approximately the percentage of the Fund’s total assets attributable to such leverage as of [•], 2012.] The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	[•]%
Offering Expenses Borne by Common Shareholders (as a percentage of offering price)	[•]%
Dividend Reinvestment Plan Fees	None(1)

Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees(2)	[	•]%
Dividend Expense on Preferred Shares(3)
Other Expenses(4)	[	•]%
Total Annual Expenses	[	•]%

(1)	You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”
(2)	See “Management of the Fund — Investment Manager.”
(3)	Assumes Preferred Shares outstanding in an amount equal to [•]% of the Fund’s total assets (taking into account such outstanding Preferred Shares) at an annual dividend cost to the Fund of [•]%, and assumes the Fund will continue to pay Preferred Share dividends at the “maximum applicable rate” called for under the Fund’s Bylaws due to the ongoing failure of auctions for the ARPS. The actual dividend rate paid on the ARPS will vary over time in accordance with variations in market interest rates. In July 2012, Moody’s downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to holders of the ARPS and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure.”
(4)	Other expenses are estimated for the Fund’s current fiscal year ending [•].

EXAMPLE

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund (including the total sales load or commission of $[•] and the other estimated costs of this offering to be borne by the Common Shareholders of $[•]), assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of [•]% of net assets attributable to Common Shares in years 1 through 10 (assuming outstanding Preferred Shares representing [•]% of the Fund’s total assets) and (3) a 5% annual return(1):

	1 Year			3 Years			5 Years			10 Years
Total Expenses Incurred	$	[	•]	$	[	•]	$	[	•]	$	[	•]

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Dividend Expenses on Preferred Shares and Other Expenses set forth in the Annual Expenses table are accurate, that the rate listed under Total Annual Expenses remains the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

4

Use of Proceeds

The net proceeds of any offering will be invested in accordance with the Fund’s investment objective and policies as set forth below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within 30 days of receipt by the Fund. Pending such investment, it is anticipated that the proceeds of an offering will be invested in high grade, short-term securities, credit-linked trust certificates, and/or high yield securities index futures contracts or similar derivative instruments designed to give the Fund exposure to the securities and markets in which it intends to invest while AGIC selects specific investments.

Financial Highlights

[To be provided.]

Price Range of Common Shares

The following table sets forth for the quarters indicated, the high and low sale prices on the New York Stock Exchange per share of the Common Shares and the net asset value and the premium or discount from net asset value per share at which the Common Shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

The last reported price for the Common Shares on [•] was $[•] per share.

Underwriting

[To be provided.]

Legal Matters

Certain legal matters will be passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters will be passed upon for the underwriters by [•].

[Unaudited] Financial Statements as of [•]

[To be provided.]

5

[•] Shares

AGIC CONVERTIBLE & INCOME FUND II

Common Shares

$[•] per Share

PROSPECTUS SUPPLEMENT

[Date]

[Underwriters]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information, which is not a prospectus, is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

DATED November 30, 2012

AGIC CONVERTIBLE & INCOME FUND II

Statement of Additional Information

[•], 2012

AGIC Convertible & Income Fund II (the “Fund”) is a diversified, closed-end management investment company.

This Statement of Additional Information relating to the common shares of the Fund (the “Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating thereto dated [•], 2012 (the “Prospectus”) and any related prospectus supplement. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. A copy of the Prospectus and any related prospectus supplement may be obtained without charge by calling (800) 254-5197. You may also obtain a copy of the Prospectus or any related prospectus supplement on the Web site of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

THE FUND

The Fund commenced operations on July 31, 2003, following the initial public offering of its common shares. The Fund was organized as a Massachusetts business trust on April 22, 2003. Prior to commencing operations on July 31, 2003, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”)

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund’s investments is set forth below.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest without limit in convertible securities, and these securities will ordinarily constitute a principal component of the Fund’s investment program. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both debt securities and equity securities. Although to a lesser extent than with debt obligations, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet. See “High Yield Securities” below.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A third party or Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”) also may create a “synthetic” convertible security. The Fund may invest without limit in such “synthetic” convertible securities, which will be selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives.

Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when AGIC believes that such a combination may better achieve the Fund’s investment objectives. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

The Fund’s holdings of synthetic convertible securities are considered convertible securities for purposes of the Fund’s policy to normally invest at least 50% of its total assets in convertible securities and 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities.

High Yield Securities (“Junk Bonds”)

The Fund may invest without limit in convertible securities and non-convertible income producing securities that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), below BBB- by either Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Fitch, Inc. (“Fitch Ratings”)), or unrated but determined by AGIC to be of comparable quality. Below investment grade securities are commonly referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater potential price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on AGIC’s research and analysis when investing in high yield securities.

The Fund is not required to dispose of a security in the event that a rating agency or AGIC downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, AGIC may consider factors including, but not limited to, AGIC’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

A general description of the ratings of securities by Moody’s, S&P and Fitch Ratings is set forth in Appendix A to the Prospectus. The ratings of Moody’s, S&P, and Fitch Ratings represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. AGIC relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research.

Distressed Securities

Securities in which the Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If AGIC’s evaluation of the anticipated outcome of an investment situation should prove incorrect, such Fund investments could experience a loss.

Foreign/Non-U.S. Securities

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries. For this purpose, foreign securities include, but are not limited to, foreign convertible securities and non-convertible income-producing securities, foreign equity securities (including preferred securities of foreign issuers), foreign bank obligations, and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. For this purpose, foreign securities do not include American Depository Receipts (“ADRs”) or securities guaranteed by a United States person (i.e., the Fund does not count these securities for purposes of the 20% limitation noted above), but may include foreign securities in the form of Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers.

The foreign securities in which the Fund may invest include without limitation Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, interest rate risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

The Fund may invest in ADRs or GDRs. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADR or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

The Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

A significant portion of the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 12-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting; auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries; and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities, which reduce the Fund’s yield on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.

Sovereign Debt. The Fund may invest in sovereign debt issued by non-U.S. developed and emerging market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supranational government entities. Supranational entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Corporate Debt Securities

The Fund may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. corporations, banks and other business entities. Bonds include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Fund’s investments in bonds are often subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign (non-U.S.) investment risk, inflation/deflation risk, liquidity risk, smaller company risk and management risk.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund’s investment objectives and policies, including unrated commercial paper for which AGIC has made a credit quality assessment. See Appendix A to the Prospectus for a description of the ratings assigned by Moody’s, S&P and Fitch Ratings to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. The Fund may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on certain other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but may be redeemable after a specified date at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Fund expects that auction preferred stocks will continue to pay dividends at their maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Fund may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Common Stocks

Consistent with its investment objective, the Fund may hold or have exposure to equity securities. The Fund will often have substantial exposure to equity securities by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may also hold equity securities in its portfolio upon conversion of a convertible security or through direct investment in preferred stocks. The Fund may invest in common stocks of pooled vehicles, such as those of other investment companies and in the common stocks of real estate investment trusts (“REITs”).

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Derivative Instruments

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts, call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may also utilize derivative instruments to leverage its portfolio, generally as a substitute for, rather than in addition to, the issuance of Preferred Shares. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund’s investment objective.

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. Examples of derivative instruments that the Fund may use include, but are not limited to, options contracts, futures contracts, options on futures contracts, swap agreements (including total return and credit default swaps) and short sales. The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund may also use derivatives to add leverage to the portfolio. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that their use is consistent with the Fund’s investment objectives and policies.

Like the other investments of the Fund, the ability of the Fund to utilize derivative instruments successfully may depend in part upon the ability of AGIC to assess the issuer’s credit characteristics and other macro-economic factors correctly. If AGIC incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could lose money.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If AGIC incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments; also, the requirements for qualification as a regulated investment company can limit the extent to which the Fund may enter into commodity-linked derivatives, such as commodity futures contracts discussed in more detail below. See “Tax Matters” below. The Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more rating agencies that may issue ratings for any preferred shares issued by the Fund.

Warrants to Purchase Securities. The Fund may purchase warrants on debt securities or equity securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Options on Securities and Indexes. The Fund may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund may (but is not required to) “cover” its obligations when it writes call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by AGIC in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.

A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates assets determined to be liquid by AGIC in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security or an index is covered if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. Obligations under written call and put options so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restrictions concerning senior securities and borrowings.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. The Fund may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit;

Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price on one or more exercise dates. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by AGIC in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than on U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write straddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA promulgated by the U.S. Commodity Futures Trading Commission (“CFTC”), and such person is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA, and the Fund intends to be operated so as not to be deemed to be a “commodity pool” under the regulations of the CFTC under current law. The CFTC has adopted amendments to its rules that may affect the ability of the Fund to continue to claim this exclusion. The Fund would be limited in its ability to use futures or options on futures or engage in swaps transactions if it continued to claim the exclusion. If the Fund did not continue to claim the exclusion, the Fund believes that the Investment Manager and/or Sub-Adviser may be subject to registration and regulation as a commodity pool operator with respect to the fund. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements. The impact of the rule changes on the operations of the Fund and the Investment Manager and/or Sub-Adviser is not fully known at this time. The Fund and the Investment Manager and Sub-Adviser are continuing to analyze the effect of these rule changes on the Fund.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Fund may “cover” its position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by AGIC in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund may “cover” is position by maintaining with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by AGIC in accordance with procedures established by the Board of Trustees in amounts as described below. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

To the extent that securities with maturities greater than one year are used to segregate liquid assets to cover the Fund’s obligations under futures contracts and related options, such use may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See “Tax Matters.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In addition, there is a risk of loss by the Fund of margin deposits in the event of the bankruptcy of the custodian or broker with whom the Fund has an open position in an option or futures or forward contract. There can be no guarantee that there will be a correlation between price movements in futures used as a hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. The Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements and Options on Swap Agreements. The Fund may enter into total return swap agreements, basis swap agreements, credit default swap agreements (see “Credit Default Swaps” below) and other swap agreements made with respect to interest rates, currencies, indexes of securities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than one year. Swap agreements are typically individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount;” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. The Fund may enter into basis swap agreements. In a basis swap, the rate of return of each instrument involved in the swap is floating, with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies. See “Certain Interest Rate Transactions” below.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying swap agreement.

Some types of swap agreements entered into by the Fund calculate the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under such swap agreements will generally be equal only to the net amount to be paid or received under the agreements based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). The Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation or “earmarking” of liquid assets. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether the Fund’s use of swap agreements or swap options will be successful will depend on AGIC’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market has historically been largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that AGIC will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If AGIC attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Government recently enacted legislation that provides for new regulation of swap agreements, including clearing, margin, reporting, recordkeeping and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to the Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategies as a result. It is also unclear how the regulatory changes will affect counterparty risk.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for over-the-counter (“OTC”) derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.

The Dodd-Frank Act provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options, futures contracts and related swaps. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Investment Manager or AGIC and their affiliates may be aggregated for this purpose. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. New requirements, including capital and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Credit Default Swaps

The Fund may enter into credit default swaps for both investment and risk management purposes, as well as to add leverage to the Fund’s portfolio. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap from the seller, who in turn, generally will recover an amount significantly lower than the equivalent face amount of the obligations of the reference entity, whose value may have significantly decreased through (i) physical delivery of such obligations by the buyer, (ii) cash settlement or (iii) on auction process. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swaps on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk among other risks associated with derivative instruments. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer or the seller, the Fund may segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Certain Interest Rate Transactions

In order to reduce the interest rate risk inherent in the Fund’s underlying investments and capital structure, the Fund may (but is not required to) enter into interest rate swap transactions. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. These transactions generally involve an agreement with the swap counterparty to pay a fixed or variable rate payment in exchange for the counterparty paying the Fund the other type of payment stream (i.e., variable or fixed). The payment obligation would be based on the notional amount of the swap. Other forms of interest rate swap agreements in which the Fund may invest include without limitation interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate “collars,” under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Fund may (but is not required to) use interest rate swap transactions with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Fund’s Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. Any termination of an interest rate swap transaction could result in a termination payment by or to the Fund.

Bank Obligations

The Fund may invest in bank obligations including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

The Fund may invest up to 20% of its total assets in U.S. dollar-denominated obligations of foreign banks. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “—Foreign (Non-U.S.) Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Bank Loans

The Fund may invest in bank loans, which include fixed- and floating-rate loans issued by banks (including, among others, interests in senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”), delayed funding loans and revolving credit facilities). Bank loans may also take the form of direct interests acquired during a primary distribution or the form of assignments of, novations of or participations in a bank loan acquired in secondary markets. The Fund may also gain exposure to bank loans and related investments through the use of total return swaps and/or other derivative instruments.

Senior Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Senior Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Senior Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The Fund may purchase or gain economic exposure to assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing or gaining economic exposure to loan participations, the Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized rating service.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Senior Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The Fund may invest in loan participations with credit quality comparable to that of many issuers of its other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what AGIC believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid. AGIC will determine the liquidity of the Fund’s investments by reference to market conditions and contractual provisions. Investments in loan participations are considered to be debt obligations for purposes of the Fund’s investment restriction relating to the lending of funds or assets.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

Economic exposure to loan interests through the use of derivative transactions, including, among others, total return swaps, generally involves greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, novations of or participations in a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to greater illiquidity risk and counterparty risk. See “—Derivative Instruments” for more information on these and related risks.

From time to time, AGIC and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

Lending Fees. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Senior Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan

Agreement may contain a covenant requiring the borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, AGIC will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Bridge Financings. The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in Senior Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Senior Loans. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

The Fund may also invest in or gain economic exposure to Senior Loans that are not secured by collateral or otherwise.

Delayed Funding Loans and Revolving Credit Facilities

The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Fund’s investment restriction relating to the lending of funds or assets by the Fund. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risks, among other risks.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) are debt obligations that pay “interest” in the form of other debt obligations instead of cash. Each of these instruments is normally issued and traded at a deep discount from face value. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Fund will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Fund may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Real Estate Securities and Related Derivatives

The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in a variety of mortgage-related and other asset-backed securities issued by government agencies or other governmental entities or by private originators or issuers.

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of AGIC to forecast certain macro-economic factors correctly. See “–Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “–Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related securities in which the Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described below, FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. As described below, FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

On December 24, 2009, the U.S. Treasury announced further amendments to the Senior Preferred Stock Purchase Agreements which included additional financial support to certain governmentally supported entities, including the Federal Home Loan Banks (“FHLBs”), FNMA and FHLMC, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the FNMA, FHLMC and the FHLBs, and the values of their related securities or obligations.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to

FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related (Non-Agency) Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Securities issued by certain private organizations may not be readily marketable.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as the Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as the Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restriction (see “Investment Restrictions”) by virtue of the exclusion from that restriction available to all U.S. Government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are generally collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.

CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Fund may invest in various tranches of CMO bonds, including support bonds.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. The Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “Securities Act”). CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMs”) have interest rates that reset at periodic intervals. Acquiring ARMs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based. Such ARMs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARM, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. The Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent the Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund. Several types of asset-backed securities have already been offered to investors, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile ReceivablesSM (“CARSSM”).

Enhanced Equipment Trust Certificates (“EETCs”) are typically issued by specially-created trusts established by airlines, railroads, or other transportation corporations. The proceeds of EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which in turn serve as collateral for the related issue of the EETCs. The equipment generally is leased by the airline, railroad or other corporation, which makes rental payments to provide the projected cash flow for payments to EETC holders. Holders of EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee corporation or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the EETCs. However, because principal and interest payments on EETCs are funded in the ordinary course by the lessee corporation, the Fund treats EETCs as corporate bonds/obligations for purposes of compliance testing and related classifications.

CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with the Fund’s investment objectives and policies, AGIC also may invest in other types of mortgage-related and asset-backed securities offered currently or in the future. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by AGIC to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

Municipal bonds share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities and may be either taxable or tax-exempt instruments. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

The Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund’s leverage. Should short-term and long-term interest rates rise, the combination of the Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

The Fund may invest in Build America Bonds, which are taxable municipal bonds with federal subsidies for a portion of the issuer’s borrowing costs. Build America Bonds were issued through the Build America Bond program, which was created as part of the American Recovery and Reinvestment Act of 2009. The objective of the program was to reduce the borrowing costs of state and local governments. Pursuant to the Act, issuers could elect to receive the federal subsidies on Build America Bonds in one of two forms: (i) in the form of direct payments from the U.S. Treasury and the Internal Revenue Service (“IRS”) to the issuer over the life of the bond in an amount generally equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable by the issuer to its bondholders (“direct pay” Build America Bonds) or (ii) in the form of a federal tax credit, which is passed along directly to bondholders, generally in an amount equal to 35% of the total coupon interest payable by the issuer to the bondholders (“tax credit Build America Bonds”).

The interest the Fund receives from its investments in either type of Build America Bonds is included in a Fund’s taxable income and distributed to shareholders as taxable ordinary income. For any tax credit Build America Bond held by the Fund, the Fund may elect to pass through to its shareholders any tax credits from those bonds that otherwise would be allowed to the Fund. These tax credits can generally be used to offset U.S. federal income taxes and the federal alternative minimum tax, but such credits are generally not refundable. Any unused credits may be carried forward to succeeding taxable years.

Issuance of Build America Bonds ceased on December 31, 2010. Although the Build America Bond program was not extended, the Build America Bonds outstanding and issued before such date will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following the expiration of the Build America Bond program will be eligible for the federal tax subsidies (either in the form of direct payments to the issuers or as federal tax credits passed along to bondholders). As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.

Other Investment Companies

The Fund may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objectives and policies and permissible under the 1940 Act.

In general, under the 1940 Act, an investment company such as the Fund may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies.

The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of an offering of its Common Shares) or when AGIC believes share prices of other investment companies offer attractive values.

As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled “Principal Risks of the Fund–Leverage Risk,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Variable and Floating Rate Debt Instruments

The Fund may invest in floating rate debt instruments, including Senior Loans (described in more detail above). Floating rate debt instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Senior Loans, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Event-Linked Exposure

The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

U.S. Government Securities

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes, and bonds, and mortgage-backed securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities. Although U.S. Government-sponsored enterprises (“GSEs”), such as the Federal Home Loan Banks, FHLMC, FNMA and the Student Loan Marketing Association, may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and involve increased credit risks. Although legislation has been enacted to support certain GSEs, including the Federal Home Loan Banks, FHLMC and FNMA, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “–Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

While some U.S. Government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government securities are subject to the same interest rate and credit risks as are other debt securities. The U.S. Government does not guarantee the net asset value or market value of the Fund’s Common Shares. The U.S. Government’s ability to borrow money or otherwise finance its obligations, including as a result of legislatively-imposed limits on the amount of money it may borrow, could cause the values of U.S. Government securities, including those of the U.S. Government’s agencies and instrumentalities and other government-sponsored enterprises, to decline.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, the Fund may segregate liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

Leverage and Borrowing

The Fund currently utilizes leverage through its outstanding auction rate preferred shares (the “ARPS”). As of August 31, 2012, the aggregate dollar amount (i.e., liquidation preference) of the Fund’s outstanding ARPS was $274,000,000, which then represented approximately 36.41% of the Fund’s total assets (including assets attributable to the ARPS). Information regarding the terms and features of the ARPS is provided under “Description of Capital Structure” in the Prospectus.

The Fund may issue additional preferred shares to add leverage to its portfolio. The Fund may also add leverage to its portfolio by utilizing reverse repurchase agreements, dollar rolls or other forms of borrowings, such as bank loans or commercial paper or other credit facilities, although these forms of leverage will generally be used, if at all, as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, credit default swaps, total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions.

Depending upon market conditions and other factors, the Fund may or may not determine to add leverage following an offering to maintain or increase the total amount of leverage (as a percentage of the Fund’s total assets) that the Fund currently maintains, taking into account the additional assets raised through the issuance of Common Shares in such offering. The Fund utilizes leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on AGIC’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. If the Fund determines to add leverage following an offering, it is not possible to predict with accuracy the precise amount of leverage that would be added, in part because it is not possible to predict the number of Common Shares that ultimately will be sold in an offering or series of offerings. To the extent that the Fund does not add additional leverage following an offering, the Fund’s total amount of leverage as a percentage of its total assets will decrease, which could result in a reduction of investment income available for distribution to holders of the Common Shares (“Common Shareholders”).

The Fund’s net assets attributable to its Preferred Shares and the net proceeds the Fund obtains from reverse repurchase agreements or other forms of leverage utilized, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus and any Prospectus Supplement. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of other leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Regarding the expenses associated with the Fund’s leverage, the terms of the ARPS provide that they would ordinarily pay dividends at a rate set at auctions held every seven days, subject to a maximum applicable rate calculated as a function of the ARPS’ then-current rating and a reference interest rate. However, the weekly auctions for the ARPS, as well as auctions for similar preferred shares of other closed-end funds in the U.S., have failed since February 2008, and the dividend rates on the ARPS since that time have been paid at the maximum applicable rate (i.e. a multiple of a reference rate, which is the applicable “AA” Financial Composite Commercial Paper Rate (for a dividend period of fewer than 184 days) or the applicable Treasury Index Rate (for a dividend period of 184 days or more)). In July 2012, Moody’s, one of the two ratings agencies that provides ratings for the Fund’s ARPS, downgraded its rating of the ARPS from “Aaa” to “A1” pursuant to a revised ratings methodology adopted by Moody’s. Under the Fund’s Bylaws, this resulted in an increase in the multiple used to calculate the maximum applicable rate from 150% to 200%, thereby increasing the dividend rate payable to ARPS holders and increasing the expenses to Common Shareholders associated with the Fund’s leverage. See “Use of Leverage” and “Description of Capital Structure” in the Prospectus. The Fund expects that the ARPS will continue to pay dividends at the maximum applicable rate for the foreseeable future and cannot predict whether or when the auction markets for the ARPS may resume normal functioning. See “Principal Risks of the Fund—Leverage Risk,” “Principal Risks of the Fund—Additional Risks Associated with the Fund’s Preferred Shares” and “Description of Capital Structure” in the Prospectus for more information.

Leveraging is a speculative technique and there are special risks and costs involved. The Fund cannot assure you that its Preferred Shares and use of any other forms of leverage (such as the use of reverse repurchase agreements or derivatives strategies), if any, will result in a higher yield on your Common Shares. When leverage is used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See “Principal Risks of the Fund—Leverage Risk” in the Prospectus. In addition, dividend, interest and other expenses borne by the Fund with respect to its Preferred Shares and its use any other forms of leverage are borne by the Common Shareholders (and not by the holders of Preferred Shares) and result in a reduction of the net asset value of the Common Shares. In addition, because the fees received by the Investment Manager and by the Sub-Adviser are based on the total managed assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding), the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have preferred shares outstanding and to use certain other forms of leverage (e.g., reverse repurchase agreements and other borrowings), which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand.

Under the 1940 Act, the Fund is not permitted to issue new preferred shares unless immediately after such issuance the value of the Fund’s total net assets (as defined below) is at least 200% of the liquidation value of the outstanding Preferred Shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s total net assets satisfies the above-referenced 200% coverage requirement.

The 1940 Act also generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares (including the use of reverse repurchase agreements, dollar rolls, bank loans, commercial paper or other credit facilities, credit default swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, to the extent that these instruments are not covered as described below) unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). The Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the 300% asset coverage requirement described above is satisfied. The Fund may (but is not required to) cover its commitments under reverse repurchase agreements, dollar rolls, derivatives and certain other instruments by the segregation of liquid assets, or by entering into offsetting transactions or owning positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment. To the extent that certain of these instruments are so covered, they will not be considered “senior securities” under the 1940 Act and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to forms of leverage used by the Fund. However, reverse repurchase agreements and other such instruments, even if covered, may represent a form of economic leverage and create special risks. The use of these forms of leverage increases the volatility of the Fund’s investment portfolio and could result in larger losses to Common Shareholders than if these strategies were not used. See “Principal Risks of the Fund—Leverage Risk” in the Prospectus. Failure to maintain certain asset coverage requirements could result in an event of default under certain borrowings that may be used by the Fund.

The Fund’s ability to utilize leverage is also limited by asset coverage requirements and other guidelines imposed by rating agencies (currently Moody’s and Fitch) that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. See “Description of Capital Structure” in the Prospectus for more information.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements and economically similar transactions for hedging or cash management purposes or to add leverage to its portfolio, generally as a substitute for, rather than in addition to, the leverage obtained through the issuance of Preferred Shares. See the sections “Use of Leverage” in the Prospectus and “Leverage and Borrowing” above. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to be entitled to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may segregate liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, they would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Mortgage Dollar Rolls

A mortgage dollar roll is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, the Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be deemed senior securities representing indebtedness for purposes of the 1940 Act.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. The Fund intends to take short positions, if at all, principally for hedging purposes and/or with respect to securities held in the Fund’s portfolio. A short sale is a transaction in which the Fund sells a security or other instrument it does not own in anticipation that the market price of that security will decline.

When the Fund engages in a short sale of a security, it must, to the extent required by law, borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged if the short sale is being used for hedging purposes.

To the extent the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) may maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. If the Fund does not segregate liquid assets in such manner, then such securities will be considered senior securities representing indebtedness for purposes of the 1940 Act. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Fund may normally invest up to 5% of its total assets securities that are illiquid at the time of investment (determined using the SEC’s standard applicable to open-end investment companies, that is, securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may include, among other things, certain written over-the-counter options and various other derivative instruments, certain securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and certain other securities whose disposition is restricted under the federal securities laws.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Credit-Linked Trust Certificates

The Fund may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of derivative instruments, such as credit default swaps, total return swaps, basis swaps, interest rate swaps and other derivative transactions or securities, in order to provide exposure to the high yield or another debt securities market. For instance, the Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. Please see “–Credit Default Swaps” in this Statement of Additional Information for additional information about credit default swaps. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although the Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they generally are not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. See “Principal risks of the Fund–Liquidity Risk” in the Prospectus. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction. See “Net asset value” in the Prospectus.

Portfolio Trading and Turnover Rate

A change in the securities held by the Fund is known as “portfolio turnover.” AGIC manages the Fund without regard generally to restrictions on portfolio turnover. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) generally involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains, including short-term capital gains (which are generally treated as ordinary income upon distribution in the form of dividends).

The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

For the fiscal year ended February 29, 2012, the Fund’s portfolio turnover rate was 32%. For the fiscal year ended February 28, 2011, the Fund’s portfolio turnover rate was 54%.

Securities Loans

Subject to the Fund’s “Investment Restrictions” listed below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by AGIC to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights (if any) or rights to consent with respect to the loaned securities (if any) pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. It is possible that the Fund will realize losses on the investment of any cash collateralizing a securities loan; any such losses would be for the account of the Fund, not the borrower.

Participation on Creditors Committees

The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Short-Term Investments / Temporary Defensive Strategies

Upon AGIC’s recommendation, for temporary defensive purposes and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of the initial public offering of the Fund’s Common Shares are being invested, the Fund may invest up to 100% of its net assets in investment grade debt securities, including high quality, short-term debt instruments, credit-linked trust certificates and/or index futures contracts or similar derivative instruments. Such investments may prevent the Fund from achieving its investment objectives.

Government Intervention in Financial Markets

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. AGIC will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Tax Consequences

The requirements for qualification as a regulated investment company limit the extent to which the Fund may invest in certain securities and transactions described above. In addition, the Fund’s use of certain investment instruments may alter the character and timing of the Fund’s income or gain relative to other means of achieving similar investment exposure. In certain circumstances, accelerated attribution of income to the Fund may require the Fund to sell assets in order to meet regulated investment company distribution requirements even when investment considerations make such sales otherwise undesirable. For more information concerning these requirements and the taxation of investments, see “Tax Matters” below.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest (including Preferred Shares) voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest (including Preferred Shares) voting as a separate class:

(1)	Concentrate its investments in a particular “industry,” as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(2)	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(3)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(4)	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(5)	Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(6)	Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7)	Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Subject to the Fund’s self-imposed limitations, if any, as they may be amended from time to time, the Fund interprets its policies with respect to leverage and borrowing, issuing senior securities and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

Currently, under the 1940 Act, the Fund may generally not lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors’ and qualifying shares.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by AGIC to be of comparable quality), or change in the percentage of the Fund’s total assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until AGIC determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, AGIC will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

The Fund may not change its policy to invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities unless it provides shareholders with notice of such change if and to the extent required by the 1940 Act and the rules thereunder.

To the extent the Fund covers its commitment under a reverse repurchase agreement, credit default swap or other derivative instrument by the segregation of assets determined by AGIC to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund’s issuance of Preferred Shares.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Trustees. Subject to the provisions of the Fund’s Agreement and Declaration of Trust, as may be amended from time to time (the “Declaration”), its Bylaws, as may be amended from time to time (the “Bylaws”) and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure. The Fund’s Board of Trustees consists of seven Trustees, six of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Investment Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees and is selected by a vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Fund: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that its leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Investment Manager and Sub-Adviser in the day-to-day management of Fund affairs and the extent to which the work of the Board is conducted through the Committees. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Investment Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Fund to the Independent Trustees.

Risk Oversight. The Fund has retained the Investment Manager and the Sub-Adviser to provide investment advisory services, and, in the case of the Investment Manager, to oversee the Fund’s business affairs and administrative matters, and these service providers are responsible for the day-to-day management of risks that may arise from Fund investments and operations. Some employees of the Investment Manager and its affiliates serve as the Fund’s officers, including the Fund’s principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Investment Manager and the Sub-Adviser employ different processes, procedures and controls to identify and manage different types of risks that may affect the Fund. The Board oversees the performance of these functions by the Investment Manager and Sub-Adviser, both directly and through the Committee structure it has established. The Board receives from the Investment Manager and Sub-Adviser a wide range of reports, both on a regular and as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include reports on investment risks, custody and valuation of Fund assets, compliance with applicable laws, and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Investment Manager’s organization including its Head of Risk Management, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it will receive concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Fund can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Fund’s investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Trustees and executive officers of the Fund, their years of birth, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex (as defined in SEC regulations) that the Trustee oversees and any other directorships held by the Trustee are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Independent Trustees(1)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Hans W. Kertess 1939 Class I	Trustee & Chairman of the Board	Since July 2003.	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2000.	59	None

Deborah A. DeCotis 1952 Class III	Trustee	Since March 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2011.	59	None

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Bradford K. Gallagher 1944 Class II	Trustee	Since September 2010.	Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	59	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

James A. Jacobson 1945 Class II	Trustee	Since December 2009.	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2009.	59	Trustee, Alpine Mutual Funds Complex consisting of 17 funds

William B. Ogden, IV 1945 Class I	Trustee	Since September 2006.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	59	None

Alan Rappaport 1953 Class I	Trustee	Since June 2010.	Advisor Director (since 2012), formerly Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2010.	59	None

Interested Trustee(3)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

John C. Maney 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660 1959 Class III	Trustee	Since December 2006.	Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and also Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Trustee/Director of the funds in the Allianz/PIMCO Fund Complex since 2006.	78	None

(1)	“Independent Trustees” are those Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act).
(2)	The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund and each series of Allianz Global Investors Managed Accounts Trust.
(3)	“Interested Trustees” are those Trustees treated as “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Asset Management of America L.P. and the Investment Manager.

In accordance with the Fund’s staggered board (see “Anti-Takeover and Other Provisions in the Declaration of Trust”), the Common Shareholders of the Fund elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders. So long as any Preferred Shares or any other preferred shares of beneficial interest are outstanding Preferred Shareholders and holders of any other preferred shares outstanding, voting as a separate class, will elect two Trustees and the remaining Trustees will be elected by Common Shareholders and Preferred Shareholders and holders of any other preferred shares outstanding, voting together as a single class. Preferred Shareholders and holders of any other preferred shares outstanding are entitled to elect a majority of the Fund’s Trustees under certain circumstances.

Officers

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Brian S. Shlissel 1964	President & Chief Executive Officer	Since July 2003.	Management Board, Managing Director, and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 49 funds in the Fund Complex and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna 1966	Treasurer, Principal Financial and Accounting Officer	Since July 2003.	Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo 1968	Vice President, Secretary and Chief Legal Officer	Since December 2004.	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Youse E. Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 1972	Chief Compliance Officer	Since October 2004.	Senior Vice President, Chief Compliance Officer, and deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Scott Whisten 1971	Assistant Treasurer	Since January 2007.	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran 1961	Assistant Treasurer	Since May 2008.	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of the Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili 1974	Assistant Treasurer	Since January 2011.	Vice President, Allianz Global Investors Fund Management LLC and Assistant Treasurer of 78 funds in the Fund Complex.

Lagan Srivastava 1977	Assistant Secretary	Since December 2006.	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Each of the Fund’s executive officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications. The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Messrs. Gallagher, Rappaport and Ms. DeCotis, who became Board members in September 2010, June 2010 and March 2011, respectively, each Trustee has served in such role for several years and is knowledgeable about the Fund’s business and service provider arrangements, and has also served for several years as Trustee to a number of other investment companies advised by the Investment Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Bradford K. Gallagher — Mr. Gallagher has substantial executive and board experience in the financial services and investment management industries. He has served as director to several other investment companies. Having served on the Operating Committee of Fidelity Investments and as a Managing Director and President of Fidelity Investments Institutional Services Company, he provides the Fund with significant asset management industry expertise. He also brings significant securities industry experience, having served as a developer and founder of several enterprises and private investment vehicles.

James A. Jacobson — Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at a New York Stock Exchange (“NYSE”) specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He also provides the Fund with significant financial expertise, serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Investment Manager. Because of his familiarity with the Investment Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Investment Manager.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the banking industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust. He is currently the Vice Chairman of an investment banking firm.

Committees of the Board of Trustees

Audit Oversight Committee. The Board of the Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fund’s Audit Oversight Committee currently consists of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis, each of whom is an Independent Trustee. Mr. Jacobson is the Chairman of the Fund’s Audit Oversight Committee. The Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of the independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and approves services to be performed by the auditors for certain affiliates, including the Investment Manager, the Sub-Adviser and entities in a control relationship with the Investment Manager or the Sub-Adviser that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Fund’s independent registered public accounting firm. During the fiscal year ended February 29, 2012 the Audit Oversight Committee met three times.

Nominating Committee. The Board of the Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. Each member of the Fund’s Nominating Committee is

“independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of the Fund are listed. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided any such recommendation is submitted in writing to the Fund, c/o Thomas J. Fuccillo, Secretary, at the address of the principal executive offices of the Fund. The Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by a committee will be nominated for election to the Board. During the fiscal year ended February 29, 2012 the Nominating Committee met two times.

Valuation Committee. The Board of the Fund has a Valuation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Board of the Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Investment Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. During the fiscal year ended February 29, 2012 the Valuation Committee met four times.

Compensation Committee. The Board of the Fund has a Compensation Committee currently consisting of Messrs. Gallagher, Jacobson, Kertess, Ogden and Rappaport and Ms. DeCotis. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Investment Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser. During the fiscal year ended February 29, 2012 the Compensation Committee met one time.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund’s family of investment companies as of May 11, 2012:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Bradford K. Gallagher	None	$50,001 - $100,000
James A. Jacobson	None	over $100,000
Hans W. Kertess	None	over $100,000
William B. Ogden, IV	None	over $100,000
Alan Rappaport	None	over $100,000
Deborah A. DeCotis	None	over $100,000
Interested Trustee
John C. Maney	None	over $100,000

*	The term “Family of Investment Companies” as used herein includes the Fund and the following registered investment companies: each series of Allianz Funds, each series of Allianz Funds Multi-Strategy Trust, each series of Premier Multi-Series VIT, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate and Income Opportunity Fund, PIMCO Corporate and Income Fund, PIMCO High Income Fund, AGIC Convertible & Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Strategic Global Government Fund, Inc., PIMCO Dynamic Income Fund, and each series of Allianz Global Investors Managed Accounts Trust.

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2011:

Name of Trustee	Name of Owners and Relations to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Deborah A. DeCotis	None	N/A	N/A	N/A	N/A
Bradford K. Gallagher	None	N/A	N/A	N/A	N/A
James A. Jacobson	None	N/A	N/A	N/A	N/A
Hans W. Kertess	None	N/A	N/A	N/A	N/A
William B. Ogden, IV	None	N/A	N/A	N/A	N/A
Alan Rappaport	None	N/A	N/A	N/A	N/A

As of November 2, 2012, the Fund’s officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

As of November 2, 2012 to the knowledge of the Fund, the following entities owned beneficially or of record the number of shares of the noted class as set forth below, representing the indicated percentage of such class as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of any class of the Fund’s outstanding equity securities on such date.

Beneficial Owner	Class	Percentage of Class
UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred	51.38%

Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, AGIC Convertible & Income Fund, NFJ Dividend, Interest & Premium Strategy Fund, PIMCO Dynamic Income Fund, AGIC International & Premium Strategy Fund, PIMCO Global StocksPLUS®& Income Fund, AGIC Equity & Convertible Income Fund, AGIC Global Equity & Convertible Income Fund, PCM Fund, Inc., and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Investment Manager serves as investment manager and affiliates of the Investment Manager serve as sub-advisers (together, the “Allianz Closed-End Funds”); and Allianz Global Investors Managed Accounts Trust, Allianz Funds Multi-Strategy Trust and Premier Multi-Series VIT (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”).

Each of the Allianz Managed Funds is expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Investment Manager, AGIC, or any entity controlling, controlled by or under common control with the Investment Manager or AGIC receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee chairman receives an additional $50,000 per year, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs of joint meetings is allocated pro rata among the Allianz Managed Funds for which such Trustee serves as trustee based on the complexity of issues relating to each such Fund and relative time spent by the Trustees in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees do not currently receive any pension or retirement benefits from the Fund or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees for the fiscal year ended February 29, 2012 for the Fund and the compensation received by the Trustees for serving as Trustees of the Fund and other funds in the same “Fund Complex” as the Fund. Each officer and each Trustee who is a director, officer, partner, member or employee of the Investment Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Investment Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from the Fund.

Name of Trustee	Aggregate compensation from the Fund for the Fiscal Year Ended February 29, 2012	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to the Trustees for the Calendar Year Ending December 31, 2011
Trustees
Paul Belica(1)	$10,099			$250,000
Deborah A. DeCotis(2)	$8,482	N/A	N/A	$204,861
Bradford K. Gallagher	$10,099	N/A	N/A	$250,000
James A. Jacobson	$12,130	N/A	N/A	$300,000
Hans W. Kertess	$13,135	N/A	N/A	$325,000
William B. Ogden, IV	$10,099	N/A	N/A	$250,000
Alan Rappaport	$10,099	N/A	N/A	$250,000

(1)	Paul Belica retired as a Trustee of the Fund effective December 31, 2011.
(2)	Deborah A. DeCotis was appointed as a Trustee of the Fund effective March 7, 2011.

The Fund has no employees. Its officers and Mr. Maney are compensated by the Investment Manager and/or AGIC and/or their affiliates.

Codes of Ethics

The Fund, the Investment Manager and AGIC have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of the Investment Manager and AGIC, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, the Investment Manager or AGIC, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), and are required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, the Investment Manager and AGIC have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet Web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC, information on the operation of which may be obtained by calling 1-800-551-8090. Copies may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGER AND SUB-ADVISER

Investment Manager

Allianz Global Investors Fund Management LLC (as previously defined, the “Investment Manager”) serves as investment manager to the Fund pursuant to an investment management agreement (the “Investment Management Agreement”) between it and the Fund.

The Investment Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The general partner of Allianz has substantially delegated its management and control of Allianz to a Management Board.

The Investment Manager is located at 1633 Broadway, New York, NY 10019. The Investment Manager had approximately $49 billion in assets under management as of September 30, 2012.

As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. As of December 31, 2011, Allianz SE owned approximately 5% of The Hartford Financial Services Group, Inc. (“Hartford”). Certain broker-dealers that might be controlled by or affiliated with Hartford may be considered to be affiliated persons of the Investment Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other regulatory relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

The Investment Manager does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

The Investment Manager, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Manager, the investments of the Fund. The Investment Manager also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund. As more fully discussed below, the Investment Manager has retained its affiliate, AGIC, to serve as the Fund’s sub-adviser.

Investment Management Agreement

Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Investment Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund’s investment objectives, policies and restrictions; provided that, so long as the Investment Manager retains one or more sub-advisers for the Fund, the Investment Manager’s obligation under the Investment Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with the Sub-Adviser the investment policies of the Fund.

Subject to the control of the Trustees, the Investment Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Investment Manager. The Investment Manager has, at its own expense, retained Brown Brothers Harriman & Co. to perform certain administrative services for the Fund and may retain affiliates to provide other administrative service. As indicated under “Portfolio Transactions—Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with broker-dealers which furnish the Investment Manager and AGIC, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager an annual management fee, payable on a monthly basis, at the annual rate of 0.70% of the Fund’s average daily total managed assets for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including any assets attributable to any preferred shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Investment Manager, including, without limitation, fees and expenses of Trustees who are not “interested persons” of the Investment Manager or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Pursuant to the Investment Management Agreement, the Fund paid the Investment Manager a total of $5,340,868 for the fiscal year ended February 29, 2012, $5,461,566 for the fiscal year ended February 28, 2011, and $4,840,802 for the fiscal year ended February 28, 2010.

Sub-Adviser

AGIC, an affiliate of the Investment Manager, serves as the sub-adviser for the Fund pursuant to a portfolio management agreement between the Investment Manager and AGIC. Subject to this agreement and to the supervision of the Investment Manager, AGIC has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets.

AGIC is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. AGIC provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AGIC’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services.

In addition, AGIC provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AGIC, its affiliates or by unaffiliated third parties. AGIC also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.

Portfolio Management Agreement

Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of the Investment Manager, AGIC’s obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

The Investment Manager (and not the Fund) pays a portion of the fees it receives under the Investment Management Agreement to AGIC in return for AGIC’s services. For its services pursuant to the portfolio management agreement, the Investment Manager pays to AGIC a fee computed and paid monthly at the annual rate of 0.420% of the Fund’s average daily total managed assets; provided, however, that the fees payable by the Investment Manager hereunder for any period shall be reduced by an amount equal to sixty percent (60%) of any Service or Incentive Fees payable by the Investment Manager for such period. For these purposes, “Service or Incentive Fees” for any period equals the sum of any Shareholder Servicing Fees payable by the Investment Manager to UBS Securities LLC (as described under “Shareholder Servicing Agent, Custodian and Transfer Agent” in the Prospectus) for such period.

AGIC’s principal place of business is located at 600 West Broadway, San Diego, California 92101. AGIC also has an office located at 1633 Broadway, New York, New York 10019. AGIC had approximately $16 billion of assets under management as of September 30, 2012.

Pursuant to the Portfolio Management Agreement, the Investment Manager paid AGIC a total of $2,564,380 for the fiscal year ended February 29, 2012, $2,622,332 for the fiscal year ended February 28, 2011 and $2,327,719 for the fiscal year ended February 28, 2010.

Certain Terms of the Investment Management and Portfolio Management Agreements

The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not “interested persons of the Investment Manager or AGIC). By their terms the Investment Management Agreement and Portfolio Management Agreement each continued in force with respect to the Fund for an initial two year period, and continue in force from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Investment Manager, AGIC or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to the Fund or by the Fund to the Investment Manager. The Portfolio Management Agreement may be terminated on not less than 60 days’ notice by the Investment Manager to AGIC or by AGIC to the Investment Manager, or by the Fund at any time by notice to the Investment Manager and AGIC.

The Investment Management Agreement and the Portfolio Management Agreement each provide that the Investment Manager or AGIC, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Portfolio Managers

Other Accounts Managed. Messrs. Forsyth and Kass also manage the other registered investment companies, other pooled investment vehicles and/or other accounts indicated below. The following table identifies, as of February 29, 2012, (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio managers; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Total Number of Accounts	Total Assets of All Accounts (in $Millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $Millions)
Douglas Forsyth
Registered Investment Companies	7	$4,030.7	0	$0
Other Pooled Investment Vehicles	7	$962	2	$338.1
Other Accounts	10	$1,513.1	0	$0
Justin Kass
Registered Investment Companies	7	$4,030.7	0	$0
Other Pooled Investment Vehicles	7	$962	2	$338.1
Other Accounts	10	$1,513.1	0	$0

Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

AGIC has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGIC considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, AGIC’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGIC considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGIC attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one account managed by AGIC sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if AGIC crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. AGIC has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGIC maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGIC with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGIC has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. AGIC allocates the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. AGIC’s investment personnel, including the Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Asset Management of America L.P.’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Portfolio Manager Compensation

Portfolio Manager compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark (as specified in its Summary Prospectus) and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive plan is designed to align compensation of key staff, managers, and executives with longer-term company performance. Awards are granted annually with award appreciation determined by the earnings growth of Allianz Global Investors in the U.S. and globally. Each award has a three-year vesting schedule and is paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by the portfolio manager of the Fund. The information is as of February 29, 2012.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Douglas Forsyth	$0
Justin Kass	$0

Proxy Voting Policies

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities have been included as Appendix A. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and AGIC are also included in Appendix A.

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th will be made available without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197, on the Fund’s website at http://www.allianzinvestors.com/closedendfunds and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund and for the other investment advisory clients of the Investment Manager and AGIC are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund also may be appropriate for other clients served by the Investment Manager and AGIC. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which the Investment Manager, AGIC, their affiliates and their employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by the Investment Manager or AGIC is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to the Investment Manager’s or AGIC’s trade allocation policy, as applicable, that is designed to ensure that all accounts, including the Fund, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference. The Investment Manager or AGIC may acquire on behalf of its clients (including the Fund) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. The Investment Manager or AGIC may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure.

The Investment Manager or AGIC may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients when, in its reasonable judgment, aggregation may result in an overall economic benefit to the Fund and the other clients in terms of pricing, brokerage commissions or other expenses. When feasible, AGIC allocates trades prior to execution. When pre-execution allocation is not feasible, AGIC promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions. In some cases, the Investment Manager or AGIC may sell a security on behalf of a client, including the Fund, to a broker-dealer that thereafter may be purchased for the accounts of one or more other clients, including the Fund, from that or another broker-dealer. The Investment Manager and AGIC have adopted procedures they believe are reasonably designed to obtain the best execution for the transactions by each account.

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Subject to the supervision of the Investment Manager, AGIC places all orders for the purchase and sale of portfolio securities, options, futures contracts, swap agreements and other instruments for the Fund and buys and sells such securities, options, futures, swap agreements and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, AGIC uses its best efforts to obtain for the Fund the best execution available. In seeking best execution, AGIC, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

The Fund paid brokerage commissions of $95,929 for the fiscal year ended February 29, 2012, $123,299 for the fiscal year ended February 29, 2011 and $212,482 for the fiscal year ended February 29, 2010.

Subject to the supervision of the Investment Manager, AGIC places orders for the purchase and sale of portfolio investments for the Fund’s account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, AGIC will seek the best execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when AGIC believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, AGIC may receive research services from many broker-dealers with which AGIC places the Fund’s portfolio transactions. AGIC also may receive research or research related credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed-income securities or other assets for the Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to AGIC in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to the Investment Manager nor the portfolio management fee paid by the Investment Manager to AGIC is reduced in the event that AGIC and its affiliates received such services. Although AGIC considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, AGIC would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.

As permitted by Section 28(e) of the Exchange Act, AGIC may cause the Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in such Act) to AGIC an amount of disclosed commission or spread for effecting a securities transaction for the Fund in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction.

As noted above, AGIC may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide AGIC with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other AGIC clients, and AGIC without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

AGIC may place orders for the purchase and sale of portfolio securities with a broker-dealer that is an affiliate of the Investment Manager or AGIC where, in the judgment of the Investment Manager or AGIC, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of the Investment Manager or AGIC may receive and retain compensation for effecting portfolio transactions for the Fund if the commissions paid to such an affiliated broker-dealer by the Fund do not exceed applicable 1940 Act limitations.

SEC rules further require that commissions paid to such an affiliated broker dealer, the Investment Manager or AGIC by the Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

Since the securities in which the Fund will invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, the Fund’s anticipated investments in securities subject to stated commissions are expected to generally constitute a small percentage of the aggregate dollar amount of the Fund’s transactions.

The Fund did not pay any commissions to affiliated brokers during the fiscal years ended February 29, 2012, February 28, 2011 and February 28, 2010.

References to AGIC in this section would apply equally to the Investment Manager if the Investment Manager were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund’s portfolio investments.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

The following table lists the regular brokers or dealers of the Fund whose securities the Fund acquired during the fiscal year ended February 29, 2012, as well as the Fund’s Holdings in such brokers or dealers as of February 29, 2012.

Broker or Dealer	Value of Securities Held by the Fund as of February 29, 2012
Bank of America Corp.	$18,449,868
Bank of America Corp.	$10,854,039
Wells Fargo & Co.	$8,506,260
Credit Suisse Group	$7,800,349
Goldman Sachs Group, INC.	$7,559,611
Citigroup, INC.	$6,211,426

DISTRIBUTIONS

See “Distributions” in the Prospectus for information relating to distributions to Fund shareholders.

For U.S. federal income tax purposes, the Fund is currently required to allocate each type of its income (such as ordinary income and net capital gain), if any, between and among Common Shares, and each series of Preferred Shares in proportion to total distributions paid to each class for the tax year.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. In addition to delaying or preventing the payment of dividends to holders of Common Shares, these limitations could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See “Tax Matters.” The latter limitation on the Fund’s ability to make distributions with respect to its Common Shares could cause the Fund to incur U.S. federal income and excise tax and, under certain circumstances, could prevent the Fund from qualifying for taxation as a regulated investment company. See “Tax Matters.”

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability should be limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

As described below, the Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, convert the Fund to open-end status or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

The Fund’s Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office until the third annual meeting thereafter. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by written instrument, signed by at least seventy-five percent (75%) of the remaining Trustees, specifying the date when such removal shall become effective. Cause for these purposes shall require willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his office or such Trustee being convicted of a felony.

Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the holders of shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a “Material Transaction”): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets or the assets of any series or class of shares of the Fund. Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund’s shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund’s Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) upon written notice to shareholders of the Fund.

In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See “Repurchase of Common Shares; Conversion to Open-End Fund” below.

As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund’s Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund’s Common Shareholders generally.

A “Continuing Trustee,” as used in the discussion above, is any member of the Fund’s Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which have been filed as exhibits to the Fund’s registration statement on file with the SEC.

Liability of Trustees

The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels and stability (which will in turn be affected by dividend and interest payments by the Fund’s portfolio holdings, regulations affecting the timing and character of Fund’s distributions, Fund expenses and other factors), portfolio credit quality, liquidity, call protection, market supply and demand, and similar factors relating to the Fund’s portfolio holdings. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund’s Board of Trustees will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

The Fund’s Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent, if any, to which the Fund’s capital structure is leveraged and general market and economic conditions.

The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end investment company to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under “Anti-Takeover and Other Provisions in the Declaration of Trust–Anti-Takeover Provisions”). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a “majority of the outstanding” Common Shares and, if issued, preferred shares voting together as a single class, and the holders of a “majority of the outstanding” preferred shares, if issued, voting as a separate class, in order to authorize a conversion.

If the Fund converted to an open-end company the Fund’s Common Shares likely would no longer be listed on the NYSE. In addition, if the Fund were to convert to an open-end company, it would likely have to significantly reduce any leverage it is then employing and would not be able to invest more than 15% of its net assets in illiquid securities, either or both of which may necessitate a substantial repositioning of the Fund’s investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund dividends. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when reverse repurchase agreements, borrowings, or preferred shares or other forms of leverage are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under “Principal Risks of the Fund–Leverage Risk.”

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the effect of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following discussion of U.S. federal income tax consequences of an investment in Common Shares of the Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this Statement of Additional Information. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretation. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in Common Shares of the Fund. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Common Shares of the Fund. There may be other U.S. federal income tax consequences applicable to particular shareholders. For example, except as otherwise specifically noted herein, we have not described certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, dealers in securities, shareholders holding Common Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Common Shares as part of a hedge, straddle, or conversion transaction, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary assumes that investors hold Common Shares as capital assets (within the meaning of the Code). Shareholders should consult their own tax advisors regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above.

If the Fund qualifies for treatment as a RIC, the Fund will not be subject to federal income tax on income distributed to Common Shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). The Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to Common Shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, and disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Common Shareholders as dividend income. Such dividend income generally would be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as qualified dividend income in the case of non-corporate shareholders (at least for taxable years beginning before January 1, 2013, see discussion below), provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Common Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely materially reduce the investment return to the Common Shareholders.

The Fund intends to distribute all or substantially all of its investment company taxable income, its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) in each taxable year. Any taxable income including any net capital gain retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

As described under “Distributions” above, if at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a U.S. federal income and excise tax on undistributed income or gains and may, in certain circumstances, prevent the Fund from qualifying for treatment as a RIC. The Fund may repurchase or otherwise retire Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. The Fund may determine to pay the excise tax in a year to the extent it is deemed to be in the best interest of the Fund (e.g., if the excise tax is de minimis).

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Distributions

The Fund intends to make monthly distributions. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Common Shares of the Fund pursuant to the Dividend Reinvestment Plan (see “Dividend Reinvestment Plan” in the Prospectus). A shareholder whose distributions are reinvested in Common Shares under the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to either (i) if Newly Issued Common Shares are issued under the Dividend Reinvestment Plan, generally the fair market value of the Newly Issued Common Shares issued to the shareholder or (ii) if reinvestment is made through Open-Market Purchases under the Dividend Reinvestment Plan, the amount of cash allocated to the shareholder for the purchase of Common Shares on its behalf in the open market. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the Dividend Reinvestment Plan in additional shares of the Fund.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable to Common Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her Common Shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

For taxable years beginning before January 1, 2013, the Fund may report certain dividends as derived from “qualified dividend income” which, when received by a non-corporate shareholder, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Interest income, short-term capital gain and, generally, REIT distributions, are not qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund is treated as a dividend, providing holding period and other requirements are met at both the shareholder and Fund levels.

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to non-corporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The IRS currently requires a RIC that the IRS recognizes as having two or more “classes” of stock for U.S. federal income tax purposes to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each tax year to allocate Capital Gain Dividends between and among its Common Shares and each series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction or as qualified dividend income will similarly be allocated between and among Common Shares and each series of Preferred Shares.

If, in and with respect to any taxable year, the Fund makes a distribution in excess of its current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares. Where one or more such distributions occur in and with respect to any taxable year of the Fund, the available earnings and profits will be allocated first to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

A distribution by the Fund will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to shareholders early in the succeeding year.

Dividends and distributions on the Common Shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Common Shares purchased at a time when the Fund’s net asset value reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

Sales or Exchanges of Shares

The sale or exchange of shares of the Fund by a shareholder may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased (whether through the automatic reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

From time to time the Fund may make a tender offer for its Common Shares. Shareholders who tender all Common Shares held, or considered to be held, by them and do not hold (directly or by attribution) any other Fund shares (namely, Preferred Shares) will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or continues to hold (directly or by attribution) other Fund shares (Preferred Shares) in certain circumstances, such shareholder will be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the Common Shares of the Fund; if isolated, any such risk is likely remote. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

The Fund’s repurchase of Common Shares on the open market similarly results in a percentage increase in the interests of remaining shareholders. In such a case, a selling shareholder would likely have no specific knowledge that he or she is selling his or her shares to the Fund. It is therefore less likely that shareholders whose percentage share interests in the Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Fund.

Medicare Tax

For taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or exchange of Fund shares. Common Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Original Issue Discount, Market Discount, Payment-in-Kind Securities and Preferred Securities

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (including zero-coupon bonds) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and thus is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or, in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently. If this election is made, the Fund will be required to include currently any accrued market discount on such debt obligations in the Fund’s taxable income (as ordinary income) and thus distribute it over the term of the debt obligations, even though payment of those amounts is not received until a later time, upon partial or full repayment or disposition of the debt obligations. The Fund reserves the right to revoke such an election at any time pursuant to applicable IRS procedures. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher Risk Securities.”

From time to time, a substantial portion of the Fund’s investments in debt obligations could be treated as having OID and/or market discount, which, in some cases could be significant.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distributions even though the Fund has not yet actually received the cash distribution.

In addition, payment-in-kind securities will, give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.

By reason of holding the foregoing kinds of securities, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

High Yield Discount Obligations

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not, and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such accrued interest.

Municipal Bonds

The interest on municipal bonds is generally exempt from U.S. federal income tax. The Fund does not expect to invest 50% or more of its assets in municipal bonds on which the interest is exempt from U.S. federal income tax, or in interests in other RICs. As a result, it does not expect to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal bonds is taxable to shareholders of the Fund when received as a distribution from the Fund. In addition, gains realized by the Fund on the sale or exchange of municipal bonds are taxable to shareholders of the Fund when distributed to them.

As discussed in “Investment Objectives and Policies,” unlike most municipal bonds, interest paid by an issuer on a Build America Bond is taxable to the bondholder. Thus, the interest the Fund receives on such bonds will be included in the Fund’s taxable income and taxable to shareholders as ordinary income when distributed by the Fund.

If the Fund holds, directly or indirectly, one or more tax credit Build America Bonds (which will have been issued prior to December 31, 2010) on one or more applicable dates during a taxable year, it is possible that the Fund will elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to the shareholder’s proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution, subject to certain limitations imposed by the Code on the credits involved. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

The Fund may invest directly or indirectly in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP — referred to in the Code as an “excess inclusion”— will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC, such as the Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below), and (iii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income. A Shareholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the

December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt shareholders are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Options, Futures, and Forward Contracts, Swap Agreements, and other Derivatives

The U.S. federal income tax treatment of the Fund’s options activity will vary based on the nature and the subject of the options. In general, option premiums from the Fund’s option writing activity are not immediately included in the income of the Fund when received. Instead, in the case of certain options (including options on single stocks, options on certain narrow-based indexes and options not listed on certain exchanges) the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If a call option written by the Fund with respect to individual stocks is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s adjusted tax basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will generally subtract the premium received for purposes of computing its cost basis in the stock purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term capital gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term capital gain equal to the premium received.

The tax treatment of certain options that are listed on a qualified board of exchange (“listed options”) written or purchased by the Fund (including options on futures contracts, broad-based equity indices and debt securities), as well as certain futures contracts, will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the nondeductible 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Certain options and futures listed on non-U.S. exchanges will meet the requirements for Section 1256 treatment.

Certain covered call-writing activities of the Fund, if any, may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended while such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends received deduction for corporations.

In addition to the foregoing special rules in respect of futures and options transactions, the Fund’s transactions in other derivatives contracts (e.g., swap agreements and forward contracts), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules (e.g., notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be, among other things, to accelerate the recognition of income to the Fund, to defer losses to the Fund, to cause adjustments in the holding periods of the Fund’s securities, to convert lower taxed long-term capital gains or “qualified dividend income” into higher taxed short-term capital gains or ordinary income and to convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises and the Fund’s book income is less than the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. If the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining current or accumulated earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s adjusted tax basis in the shares and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Non-U.S. Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Fund does not expect to be eligible to elect to “pass through” such foreign taxes and therefore does not expect that Common Shareholders will be entitled to a credit or deduction in respect of such taxes.

Non-U.S. Shareholders

In general, dividends other than Capital Gain Dividends paid by the Fund to a Common Shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “non-U.S. person” or a “non-U.S. shareholder”) are subject to withholding of federal income tax at a rate of

30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or non-U.S.-source dividend and interest income) that, if paid to a non-U.S. person directly, would not be subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, the Fund was not required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a non-U.S. person (w) that had not provided a satisfactory statement that the beneficial owner was not a United States person, (x) to the extent that the dividend was attributable to certain interest on an obligation if the non-U.S. person was the issuer or was a 10% shareholder of the issuer, (y) that was within certain non-U.S. countries that have inadequate information exchange with the United States, or (z) to the extent the dividend was attributable to interest paid by a person that was a related person of the non-U.S. person and the non-U.S. person is a controlled foreign corporation) from U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual non-U.S. person, to the extent such distributions were properly reported by the Fund (“interest-related dividends”), and (ii) properly designated distributions (other than (a) distributions to an individual non-U.S. person who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long-term capital losses (“net short-term capital gain dividends”). The Fund was permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as were eligible, but was not required to do so. In the case of shares held through an intermediary, the intermediary may have withheld against a payment even if the Fund had reported such payment as interest-related and/or short-term capital gain dividend. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of a RIC beginning on or after January 1, 2012, or what the terms of such an extension would be, including whether such extension would have retroactive effect.

Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Subject to certain exceptions (e.g., if the Fund were a “United States real property holding company” as described below), the Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of the Fund’s current or accumulated “earnings and profits” for the applicable taxable year) when paid to its non-U.S. shareholders.

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a non-U.S. shareholder attributable to (i) distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, or (ii) prior to January 1, 2012, (a) gains realized by the Fund on the disposition of USRPIs or (b) distributions received by the Fund from a lower-tier RIC that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. withholding tax. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund. It is currently unclear whether Congress will extend the expiring “look-through” provisions described in clause (ii) above to distributions made on or after January 1, 2012, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.

In addition, if the Fund were a USRPHC or former USRPHC, a greater-than-5% non-U.S. shareholder generally would be required to file a U.S. tax return in connection with the sale of its Fund shares, and pay related taxes due on any gain realized on the sale. Moreover, if the Fund were a USRPHC or former USRPHC, it could be required to withhold on amounts distributed to a greater-than-5% non-U.S. shareholder to the extent such amounts are in excess of the Fund’s current and accumulated “earnings and profits” for the applicable taxable year.

The Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of certain of the special exceptions referred to above. Non-U.S. shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Non-U.S. shareholders should consult their tax advisors in this regard.

Under U.S. federal tax law, a beneficial holder of shares who is a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the non-U.S. shareholder’s sale of Common Shares or to the Capital Gain Dividend the non-U.S. shareholder received (as described above).

If a beneficial holder who is a non-U.S. person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to federal net income taxation at regular income tax rates. If a non-U.S. person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to federal income tax on a net basis only if it is attributable to a permanent establishment maintained by such person in the United States.

A beneficial holder of shares who is a non-U.S. person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

Reporting and Withholding for U.S. Shareholders and Non-U.S. Shareholders

Rules enacted in March 2010 known as the “Foreign Account Tax Compliance Act” (“FATCA”) require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments of U.S. source income (“withholdable payments”); this withholding tax will be phased in beginning with certain withholdable payments made on January 1, 2014. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends or interest and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change. Pursuant to this guidance, distributions made by the Fund to a shareholder subject to the phase in noted above, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends (if such treatment is extended), as described above), will be withholdable payments subject to withholding. Payments to shareholders will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications, waivers or other documentation as the Fund requires to comply with these rules, including, to the extent required, with regard to their direct and indirect owners. In general, it is expected that a shareholder that is a U.S. person or non-U.S. individual will be able to avoid being withheld upon by timely providing the Fund with a valid IRS Form W-9 or W-8, respectively. Subject to any applicable intergovernmental agreement, payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder (i)(a) enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect U.S. investors or accounts, or (b) qualifies for an exception from entering into such an agreement and (ii) provides the Fund with appropriate certifications or other documentation concerning its status.

The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, including current or future Treasury regulations or IRS guidance issued thereunder, in each case as modified by any applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Reporting Requirements regarding Foreign Bank and Financial Accounts

Common Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (FBAR). Common Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Backup Withholding

Backup withholding is generally required with respect to taxable distributions or the gross proceeds of a sale or exchange of Common Shares paid to any non-corporate shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise. Amounts withheld as a result of backup withholding are remitted to the U.S. Treasury but do not constitute an additional tax imposed on the shareholder; such amounts may be claimed as a credit on the shareholder’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Other Taxation

Distributions also may be subject to additional state, local and non-U.S. taxes, depending on each shareholder’s particular situation. Additionally, most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a fund meets all applicable state requirements. Therefore, shareholders in the Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by GNMA and FNMA, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation. The Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived.

The Fund is organized as a Massachusetts business trust. Under current law, so long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. (“Lipper”), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper, that the Fund believes to be generally accurate.

The Fund, in its advertisements, may refer to pending legislation from time to time and the possible effect of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219 serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, New York 10017 serves as independent registered public accounting firm for the Fund. PWC provides audit services, tax and other audit related services to the Fund.

COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

REGISTRATION STATEMENT

A Registration Statement on Form N-2, including any amendments thereto (the “Registration Statement”), relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this Statement of Additional Information are parts of, but do not contain all of the information set forth in, the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS

The Fund’s financial statements appearing in the Fund’s annual shareholder reports for the years ended February 29, 2012 and February 28, 2011 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the reports of PWC, independent registered public accounting firm for the Fund, which reports are included in such annual shareholder reports. The Fund’s unaudited financial statements for the fiscal period ended August 31, 2012, are incorporated by reference in this Statement of Additional Information. The annual shareholder reports are available upon request and without charge by writing to the Fund at 1633 Broadway, New York, New York 10019.

Appendix A

AGIC Convertible & Income Fund II (the “Trust”)

Proxy Voting Policy

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Exhibit 1 hereto. A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Exhibit 2 attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent

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required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

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Exhibit 1

Allianz Global Investors Fund Management LLC (“AGIFM”)

Proxy Voting Policy Summary

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

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Exhibit 2

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

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The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

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PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Included in Part A:

Financial highlights for the fiscal years ended February 29, 2012 and 2008; February 28, 2011, 2010, 2009 and 2007; June 30, 2005 and 2004, and for the fiscal periods ended August 31, 2012 and February 28, 2006.

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed May 1, 2012 (File No. 811- 21338):

Schedule of Investments as of February 29, 2012

Statement of Assets and Liabilities as of February 29, 2012

Statement of Operations for the year ended February 29, 2012

Statements of Changes in Net Assets for the two years ended February 29, 2012 and February 28, 2011

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm dated April 24, 2012

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSR, filed April 28, 2011 (File No. 811-21338):

Schedule of Investments as of February 28, 2011

Statement of Assets and Liabilities as of February 28, 2011

Statement of Operations for the year ended February 28, 2011

Statements of Changes in Net Assets for the two years ended February 28, 2011 and February 28, 2010

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm dated April 20, 2011

Incorporated into Part B by reference to Registrant’s most recent Certified Shareholder Report on Form N-CSRS, filed November 5, 2012 (File No. 811-21338):

Schedule of Investments as of August 31, 2012

Statement of Assets and Liabilities as of August 31, 2012

Statement of Operations for the period ended August 31, 2012

Statements of Changes in Net Assets for the periods ended August 31, 2012 and February 29, 2012

Notes to Financial Statements

2.	Exhibits:

a.1	Second Amended and Restated Agreement Declaration of Trust dated July 16, 2003. (1)

a.2	Amendment to the Second Amended and Restated Agreement and Declaration of Trust dated June 23, 2010 – filed herewith.

b.1	Fifth Amended and Restated Bylaws of Registrant dated March 1, 2010 – filed herewith.

c.	None.

d.1	Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Second Amended and Restated Agreement and Declaration of Trust. (1)

d.2	Article 10 (Shareholders’ Voting Powers and Meetings) of the Fifth Amended and Restated Bylaws of Registrant – filed herewith.

d.3	Form of Share Certificate of the Common Shares. (1)

d.4	Specimen certificate representing the Registrant’s Auction Preferred Shares of beneficial interest. (2)

e.	Terms and Conditions of Dividend Reinvestment Plan – filed herewith.

f.	None.

g.1	Investment Management Agreement between Registrant and Allianz Global Investors Fund Management LLC (formerly PIMCO Advisors Fund Management LLC). (1)

g.2	Portfolio Management Agreement between Allianz Global Investors Fund Management LLC (formerly PIMCO Advisors Fund Management LLC) and Allianz Global Investors Capital LLC (formerly Nicholas-Applegate Capital Management LLC). (1)

h.1	Form of Sales Agreement.*

i.	None.

j.1	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (1)

k.1	Form of Accounting Agency Agreement between Registrant and Brown Brothers Harriman & Co. (1)

k.2	Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC – filed herewith.

k.3	Regulations of American Stock Transfer & Trust Company, LLC – filed herewith.

k.4	Form of Support Services Agreement between Registrant and Allianz Global Investors Distributors LLC – filed herewith.

l.	Opinion and consent of Ropes & Gray LLP – filed herewith.

m.	None.

n.	Consent of Registrant’s independent registered public accounting firm – filed herewith.

o.	None.

p.	Subscription Agreement of Allianz Dresdner Asset Management of America L.P. dated July 16, 2003. (1)

q.	None.

r.1	Code of Ethics of Registrant – filed herewith.

r.2	Code of Ethics of Allianz Global Investors Fund Management LLC and Allianz Global Investors Capital LLC – filed herewith.

r.3	Code of Ethics Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 for Principal Executive and Senior Financial Officers. (3)

s.	Powers of Attorney for Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport. (4)

(1)	Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 relating to its common shares of beneficial interest, Registration Nos. 333-104708 and 811-21338 (filed July 25, 2003).
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 relating to its preferred shares of beneficial interest, Registration Nos. 333-107594 and 811-21338 (filed September 22, 2003).
(3)	Incorporated by reference to the Registrant’s Annual Report on Form N-CSR, Registration No. 811-21338 (filed May 1, 2012).
(4)	Incorporated by reference to Registrant’s Registration Statement on Form N-2 relating to its common shares of beneficial interest, Registration Nos. 333-184231 and 811-21338 (filed October 2, 2012).
*	To be filed by amendment.

Item 26: Marketing Arrangements

Reference is made to the form of sales agreement for the Registrant’s common shares to be filed in a post-effective amendment to the Registrant’s Registration Statement and the section entitled “Plan of Distribution” contained in Registrant’s Prospectus, filed herewith as Part A of Registrant’s Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission Fees	$14,000
Financial Industry Regulatory Authority, Inc. Fees	15,000
Printing and Engraving Expenses	20,000
Legal Fees	150,000
New York Stock Exchange Fees	45,000
Accounting Expenses	0
Miscellaneous Expenses	0

Total	251,000

*	To be completed by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At November 2, 2012:

Title of Class	Number of Record Holders
Common Shares, par value $0.00001	81
Preferred Shares
Class A	6
Class B	6
Class C	6
Class D	6
Class E	6

Item 30: Indemnification

Reference is made to Article VIII Sections (1) through (5), of the Registrant’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s Articles of Incorporation, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser

Descriptions of the business of Allianz Global Investors Fund Management LLC, the Registrant’s investment manager and Allianz Global Investors Capital LLC, the Registrant’s sub-adviser, are set forth under the captions “Investment Manager” and “Sub-Adviser” under “Management of the Fund” in both the Prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of Allianz Global Investors Fund Management LLC and Allianz Global Investors Capital LLC.

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Name	Position with AGIFM	Other Connections

John Carroll	Member — Management Board	Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Member — Executive Committee of Allianz Global Investors U.S. LLC, and Member — Management Board of Allianz Global Investors Capital LLC.

David Jobson	Member — Management Board	Managing Director of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

John C. Maney	Member — Management Board, Managing Director and Chief Executive Officer	Management Board, Managing Director and Chief Operating Officer of Allianz Asset Management of America LLC, Sole Member - Management Board, Managing Director and COO of Allianz Asset Management of America L.P., COO of Allianz Asset Management U.S. Holding II LLC, Director and COO of PIMCO Global Advisors (Resources) Limited, EVP of PIMCO Japan Ltd, Member — Board of Directors and COO of Allianz Asset Management of America Holdings Inc., Sole Member - Board of Directors and COO of Oppenheimer Group, Inc. and Sole Member — Management Board of Allianz Global Investors Managed Accounts LLC.

Brian Shlissel	Member - Management Board and Managing Director	None.

Chris Townsend	Member - Management Board	Senior Vice President of Allianz Asset Management of America L.P.

Michael J. Puntoriero	Chief Financial Officer	Chief Financial Officer of Allianz Asset Management of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Asset Management U.S. Holding II LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PFP Holdings Inc., PIMCO Australia Pty Ltd., PIMCO Global Holdings LLC, PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Japan Ltd., StocksPLUS Management Inc.; Managing Director and Chief Financial Officer of Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Global Investors Capital LLC, Allianz Global Investors U.S. LLC; Director and Chief Financial Officer of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Global Investors Distributors LLC.

Name	Position with AGIFM	Other Connections

Lawrence G. Altadonna	Senior Vice President	None.

Thomas J. Fuccillo	Executive Vice President, Chief Legal Officer and Secretary	Executive Vice President of Allianz Global Investors U.S. LLC.

James T. Funaro	Senior Vice President - Tax Matters	Senior Vice President of Allianz Asset Management of America L.P. and Allianz Asset Management of America Holdings Inc.; Senior Vice President — Tax Matters of Allianz Asset Management of America LLC, Allianz Global Investors Capital LLC, Allianz Global Investors Capital Limited, Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., and StocksPLUS Management, Inc.

Vinh T. Nguyen	Senior Vice President and Treasurer	Senior Vice President and Treasurer of Allianz Asset Management of America LLC, Allianz Asset Management of America L.P., Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Capital LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., Pacific Investment Management Company LLC, PIMCO Global Holdings LLC, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited, Vice President and Controller of PIMCO Australia Pty. Ltd., PIMCO Europe Limited and PIMCO Japan Ltd., Treasurer of Allianz Asset Management U.S. Holding II LLC.

Colleen Martin	Senior Vice President and Controller	Senior Vice President and Controller of Allianz Asset Management of America LLC, Allianz Asset Management of America Holdings Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Capital LLC, Allianz Global Investors Solutions LLC, Allianz Global Investors U.S. LLC, NFJ Investment Group LLC, Oppenheimer Group Inc., PIMCO Global Holdings LLC, PIMCO Global Advisers LLC, PIMCO Global Advisors (Resources) Limited; Controller of StocksPlus Management Inc.; Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller of Allianz Global Investors Distributors LLC; Chief Financial Officer, Financial Operations Principal of PIMCO Investments LLC; and Controller of Allianz Asset Management U.S. Holding II LLC.

Name	Position with AGIFM	Other Connections
Albert A. Pisano	Senior Vice President and Chief Compliance Officer	Senior Vice President of Allianz Global Investors U.S. LLC.

Scott Whisten	Senior Vice President	None.

Kellie E. Davidson	Assistant Secretary	Secretary of Allianz Asset Management of America LLC, and Allianz Asset Management of America L.P., Assistant Secretary of Allianz Asset Management of America Holdings Inc., Allianz Global Investors Distributors LLC, Allianz Global Investors Managed Accounts LLC, Allianz Global Investors Solutions LLC, Allianz Asset Management U.S. Holding II LLC, Allianz Global Investors U.S. LLC, NFJ Investment Group LLC, Oppenheimer Group, Inc., PIMCO Global Holdings LLC, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and Allianz Global Investors Capital LLC.

Richard Cochran	Vice President	None.

Orhan Dzemaili	Vice President	None.

Allianz Global Investors Capital LLC

600 West Broadway

San Diego, CA 92101

Information relating to Allianz Global Investors Capital LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 32: Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019, and Allianz Global Investors Capital LLC, 600 West Broadway, San Diego, California 92101, or the Registrant’s custodian, Brown Brothers Harriman & Co, 40 Water Street, Boston, Massachusetts 02109.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

NOTICE

A copy of the Second Amended and Restated Agreement and Declaration of Trust of AGIC Convertible & Income Fund II (the “Fund”) is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment no. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 30th day of November, 2012.

AGIC CONVERTIBLE & INCOME FUND II

By:	/S/ BRIAN S. SHLISSEL
Name:	Brian S. Shlissel
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment no. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Capacity	Date

/S/ BRIAN S. SHLISSEL	President & Chief Executive Officer	November 30, 2012
Brian S. Shlissel

/S/ LAWRENCE G. ALTADONNA	Treasurer and Principal Financial and Accounting Officer	November 30, 2012
Lawrence G. Altadonna

DEBORAH A. DECOTIS*	Trustee	November 30, 2012
Deborah A. DeCotis

BRADFORD K. GALLAGHER*	Trustee	November 30, 2012
Bradford K. Gallagher

JAMES A. JACOBSON*	Trustee	November 30, 2012
James A. Jacobson

HANS W. KERTESS*	Trustee	November 30, 2012
Hans W. Kertess

JOHN C. MANEY*	Trustee	November 30, 2012
John C. Maney

WILLIAM B. OGDEN, IV*	Trustee	November 30, 2012
William B. Ogden, IV

ALAN RAPPAPORT*	Trustee	November 30, 2012
Alan Rappaport

* By:	/S/ BRIAN S. SHLISSEL
Brian S. Shlissel Attorney-In-Fact Date: November 30, 2012

INDEX TO EXHIBITS

Exhibit	Exhibit Name

a.2	Amendment to the Second Amended and Restated Agreement and Declaration of Trust dated June 23, 2010.

b.1	Fifth Amended and Restated Bylaws of Registrant dated March 1, 2010.

e	Terms and Conditions of Dividend Reinvestment Plan

k.2	Form of Transfer Agency Services Agreement between Registrant and American Stock Transfer & Trust Company, LLC.

k.3	Regulations of American Stock Transfer & Trust Company, LLC.

k.4	Form of Support Services Agreement between Registrant and Allianz Global Investors Distributors, LLC.

l	Opinion and consent of Ropes & Gray LLP.

n	Consent of Registrant’s independent registered public accountant.

r.1	Code of Ethics of Registrant

r.2	Code of Ethics of Allianz Global Investors Fund Management and Allianz Global Investors Capital LLC